Exhibit 10.3

MASTER TRANSITION SERVICES AGREEMENT

This Master Transition Services Agreement (this “Agreement”) is entered into as of September 25, 2014, between Exelis Inc., an Indiana corporation (“Exelis”) and Vectrus, Inc., an Indiana corporation (“Vectrus”). Each of Exelis and Vectrus is sometimes referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in the Distribution Agreement of even date herewith, between Exelis and Vectrus (as such may be amended from time to time, the “Distribution Agreement”).

W I T N E S S E T H :

WHEREAS, the Board of Directors of Exelis has determined that it is appropriate, desirable and in the best interests of Exelis, Exelis’s shareholders and Exelis’s other constituents, to separate, pursuant to and in accordance with the Distribution Agreement, Exelis into two separate, publicly traded companies, one for each of (i) the Exelis Retained Business, which shall be owned and conducted, directly or indirectly, by Exelis and (ii) the MS Business, which shall be owned and conducted, directly or indirectly, by Vectrus.

WHEREAS, in order to provide for an orderly transition under the Distribution Agreement, each of Exelis and Vectrus desires to provide to the other certain services for specified periods following the Distribution Date, all in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Parties contained herein, the Parties agree as follows:

1.	Services Provided.

(a) With respect to each Service (as defined in Section 1(b)), the Party required to provide such Service is the “Service Provider” and the other Party is the “Service Recipient”. In performing the Services, Service Provider and each of its Affiliates shall use commercially reasonable efforts to provide, or to ensure that any Third Party Provider (as defined in Section 1(b)) shall provide, the Services in the same manner, within the same amount of time and at the same level of service (including, as applicable, with respect to type, frequency, quality, and quantity), with the same degree of reasonable skill and care and with the same level of security and control as provided and used in providing the Services during the twelve month period prior to the Distribution Date (excluding any actions taken in contemplation of the Distribution). Notwithstanding the foregoing, if there is an increase in the complexity of a Service (whether as a result of increased quantity or quality, changing frequency or regulatory requirements or otherwise), Service Recipient acknowledges and agrees that such Service may not be provided within the same amount of time as it had previously taken during such period, and, in such a case, Service Provider and each of its Affiliates shall use commercially reasonable efforts to provide, or to ensure that any Third Party Provider shall provide, such Service in a timely manner. Notwithstanding anything herein to the contrary, the Services are to be provided in a manner that does not disparately treat Service Recipient (or its Subsidiaries or its or their personnel or business) as compared to Service Provider’s treatment of itself (or its Affiliates or its or their personnel or business) in connection with the provision of a Self-Service (as defined in Section 2(a)(v)).

(b) During the period commencing on the Distribution Date and ending on the date that is two (2) years from the date thereof, unless an earlier or later date is otherwise specified for a Service on Schedule A or Schedule B hereto (for each such Service, such end date being herein referred to as the “Termination Date”, with Schedule A and Schedule B being herein referred to as the “Services Schedules”), Service Provider shall provide, or shall cause one or more of its Affiliates or a contractor, subcontractor, vendor or other third-party service provider (each, a “Third Party Provider”) to provide, upon the terms and subject to the conditions set forth herein, the services described on the Services Schedules, including under the headings “General Services Description” and “Scope of Services” (the “Services”); provided, Service Provider shall obtain the consent of Service Recipient (not to be unreasonably withheld, delayed or conditioned) in the event any such Service is to be provided by a Third Party Provider or Affiliate if such Services were not provided by such Third Party Provider or Affiliate to Service Recipient during the twelve month period prior to the Distribution Date; provided further, Service Provider shall remain primarily responsible for the performance by any such Affiliate or Third Party Provider of its obligations hereunder. Irrespective of whether Service Provider, an Affiliate or a Third Party Provider is providing a Service, Service Recipient may direct that any such Service be provided directly to Service Recipient or any other member of such Party’s Group.

(c) Each Service provided hereunder shall be terminated on its applicable Termination Date (as defined in Section 1(b)), unless otherwise terminated earlier by Service Recipient pursuant to Section 11. Service Provider shall be under no obligation to provide a Service to Service Recipient after the Termination Date applicable to such Service, except to the extent otherwise agreed in writing by Service Provider and Service Recipient.

2.	Consideration.

(a) Costs and Fees.

(i) For each Service, Service Recipient shall pay (in accordance with Section 2(b)) Service Provider an amount equal to the Monthly Costs (as defined in Section 2(a)(i)(1)); provided that (i) for any Service performed from and after January 1, 2015 through and including the day before the expiration date of the Minimum Service Period (as defined in Section 11(b)) for such Service, Service Recipient shall pay, along with and in addition to such Monthly Costs, an amount equal to 2% of such Monthly Costs, and (ii) for any Service performed from and after the expiration date of the Minimum Service Period for such Service through and including the date as of which the provision of such Service hereunder has been terminated, Service Recipient shall pay, along with and in addition to the Monthly Costs, an amount equal to 10% of such Monthly Costs, unless, upon request by Service Recipient to terminate a Service, Service Provider is unable to transition the Service to Service Recipient or its designated Subsidiary in a commercially reasonable manner which does not unduly disrupt the Service and as a result, Service Recipient is unable to terminate such Service on or after the date on which the Minimum Service Period expires (in which case any third party, out-of-pocket costs resulting to Service Recipient shall be shared in accordance with Section 11(b)).

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(1) The “Monthly Costs” for each Service shall be an amount equal to the sum of (A) the costs or expenses incurred as set forth on the applicable Services Schedule; provided that if a Services Schedule is silent regarding costs and expenses, the amount under this subsection (A) shall be equal to Service Provider’s allocated costs (including salary, wages and benefits, but excluding severance and retention costs, which shall be handled pursuant to Section 2(a)(ii)) for any of its (or its Affiliates’) employees involved in providing Services, plus (B) any reasonable out-of-pocket costs and expenses incurred in connection with retaining Third Party Providers, including any fees for any Third Party License, Third Party Consent or Alternate Method, or pursuing any warranty or indemnity against a Third Party Provider in accordance with Section 3(d); plus (C) any sales, transfer, goods, services, value added, gross receipts or similar taxes, fees, charges or assessments (including any such taxes that are required to be withheld); provided that the Parties agree to use commercially reasonable efforts to minimize any such tax with respect to the Services, plus (D) other reasonable miscellaneous out-of-pocket costs and expenses; provided, however, that any such expenses exceeding $5,000 per month for each Service (other than routine business travel and related expenses) shall require advance approval of Service Recipient. The Monthly Costs for a Service shall not include any severance and retention costs incurred by Service Provider as a result of retaining the necessary employees to supply such Service to Service Recipient in accordance with the terms of this Agreement, which costs shall be handled pursuant to Section 2(a)(ii) below.

(2) Any costs and expenses provided for on a Services Schedule shall be subject to an increase of 4.5% per annum beginning on January 1, 2015 in order to adjust for inflation.

(3) Service Provider shall notify Service Recipient of any event that may reasonably be expected to increase the Monthly Costs by more than 5%.

(ii) Subject to the terms of this Section 2(a)(ii), Service Provider shall use commercially reasonable efforts to retain its workforce required to provide the Services and, consistent with its severance and retention policies then in effect, may make severance and retention payments to employees providing the Services. As provided for on Annex A (the “Severance and Retention Schedule”), Service Recipient shall be responsible for the percentage as therein provided of Service Provider’s actual severance and retention costs (which are estimated in the Severance and Retention Schedule) for those individuals or job descriptions as set forth therein; provided that Service Recipient shall only be so responsible for its portion of severance costs if such costs were incurred as a result of terminating such an employee in connection with the termination of a Service; provided further that (a) if the severance and retention costs change from the estimates provided in the Severance and Retention Schedule, Service Recipient shall be responsible for its percentage of such costs so long as such change in costs is consistent

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with the Service Provider’s severance and retention policies as then in effect and (b) any such employee is actually terminated and not rehired for at least ninety (90) days following such termination. Service Provider shall prepare and deliver, within thirty (30) days following the end of each quarterly period ending each March 31, June 30, September 30 and December 31 (it being understood that the first such period shall be shorter than one quarter), to Service Recipient an invoice setting forth the amount of severance and retention costs to be paid by Service Recipient in accordance with the foregoing provisions of this Section 2(a)(ii), which invoice Service Recipient shall pay pursuant to the terms of Section 2(b).

(iii) Unless the Parties otherwise agree in writing, (i) where Services are provided in a country outside of the United States by a Person located in the same country, amounts shall be invoiced and paid in the local currency of the entity providing the Services and (ii) if payments are to be made between legal entities not within the same country, such amounts shall be invoiced and paid in U.S. Dollars. To the extent necessary, local currency conversion on any such invoice shall be based on Service Provider’s internal exchange rate for the then-current month, based upon the average for such month, as calculated consistently with how such local currency conversion was calculated in the twelve month period prior to the Distribution Date.

(iv) All charges based on a monthly or other time basis will be pro-rated based on actual calendar days elapsed during the period of service.

(v) With respect to any service that a Service Provider provides or causes an Affiliate to provide to itself or its Affiliates that is the same or substantially similar to a Service provided to Service Recipient or its Subsidiaries hereunder (such service, a “Self- Service”), if Service Provider determines to no longer provide such Self –Service to itself or its Affiliates, Service Provider shall notify Service Recipient of such termination no later than the number of days prior to such termination as is provided in Section 11(b) for terminating the corresponding Service. If Service Provider terminates a Self-Service prior to the end of the Minimum Service Period applicable for the corresponding Service, the Monthly Costs of such Service following any such termination and up to but not including date on which the Minimum Service Period expires shall be calculated as if Service Provider had not terminated such Self-Service. Notwithstanding the foregoing, Service Provider shall continue to provide the Service in accordance with the provisions of this Agreement, unless such Service is otherwise terminated pursuant to Section 11, and Service Provider shall not be permitted to terminate any Self-Service prior to the Termination Date for the applicable Service if such termination would adversely affect the level of service, security or control of such Service or the scope or content thereof required pursuant to Sections 1(a) and 4(a).

(b) Invoices and Payment.

(i) Service Provider shall invoice Service Recipient for the amounts owed hereunder in arrears on a calendar monthly basis or, in the case of Section 2(a)(ii), as provided therein, and shall provide reasonable documentation supporting such amounts

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owed pursuant to Section 2(a), except to the extent such amounts are set forth on the Services Schedules. Service Recipient shall pay the amount of such invoice by electronic transfer of immediately available funds not later than forty-five (45) days after of the date of such invoice. Neither Party nor any of its respective Subsidiaries shall have a right of set-off against the other Party or its Subsidiaries, except in connection with any amounts billed hereunder. In the event Service Recipient does not pay Service Provider in accordance with the terms hereof (i) all amounts so payable and past due shall accrue interest from the 46th day after the date of the invoice to the receipt of payment at a rate per annum equal to the six (6)-month LIBOR rate (as quoted in the “Money Rates” section of The Wall Street Journal or any other similarly reputable published source on the 31st day after the date of the invoice, or the next Business Day, if such day is not a Business Day) plus 3% (the “Interest Rate”, with the applicable rate to be recalculated every six months), until such amounts, together with all accrued and unpaid interest thereon, are paid in full, and (ii) Service Recipient shall pay, as additional fees, all reasonable out-of-pocket costs and expenses incurred by Service Provider in attempting to collect and collecting amounts due under this Section 3, including all reasonable attorneys fees and expenses.

(ii) In the event that Service Recipient in good faith disputes an invoice submitted by Service Provider, Service Recipient may withhold payment of any amount subject to the dispute; provided, however, that (x) Service Recipient shall continue to pay all undisputed amounts in accordance with the terms hereof, (y) Service Recipient shall notify Service Provider, in writing, of any disputed amounts and the reason for any dispute by the due date for payment of the invoice containing any disputed charges and (z) in the event any dispute is resolved in the Service Provider’s favor, any amount that the Service Recipient should have paid shall be deemed to have accrued interest at the Interest Rate from the date such payment should have been made. In the event of a dispute regarding the amount of any invoice, the Parties shall use all reasonable efforts to resolve such dispute within thirty (30) days after Service Recipient provides written notification of such dispute to Service Provider. Each Party shall provide full supporting documentation concerning any disputed amount or invoice within thirty (30) days after written notification of the dispute. Unpaid fees that are under good faith dispute shall not be considered a basis for default hereunder. To the extent that a dispute regarding the amount of any invoice cannot be resolved pursuant to this Section 2(b)(ii), the dispute resolution procedures set forth in Section 9 herein shall apply.

3.	Cooperation.

(a) At either Party’s request, Service Recipient and Service Provider shall cooperate and work together in good faith to develop a global transition plan in order to facilitate a smooth and orderly termination of a Service by its applicable Termination Date or at such earlier time as Service Recipient terminates Service Provider’s performance of the Services in accordance with Section 11. In furtherance of the foregoing, Service Provider will, if requested and at Service Recipient’s expense, provide Service Recipient with reasonable support necessary to transition or migrate the services to Service Recipient or any third party or parties chosen by the Service Recipient, which may include consulting and training and providing reasonable

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access to data and other information and to Service Provider’s employees; provided, however, that such activities shall not unduly burden or interfere with Service Provider’s business and operations.

(b) It is understood that it will require significant efforts by the Parties to implement this Agreement and ensure performance hereunder. Service Recipient shall (i) cooperate with and provide Service Provider with such information and documentation as is reasonably necessary for Service Provider to perform the Services; and (ii) perform such other duties and tasks as may be reasonably required to permit Service Provider to perform the Services, including (x) cooperating in obtaining any consents or approvals from third parties necessary to facilitate Service Provider’s ability to provide the Services and (y) upon thirty (30) days prior written notice by the Service Provider, conducting such testing as may be reasonably required by Service Provider in connection with any updates or changes to the applicable systems or processes involved in providing a Service. A Service Provider shall not be deemed to be in breach of its obligations to provide or make available any Service to the extent that Service Recipient has not provided information and access to appropriate personnel that is reasonably necessary for the performance of such Service.

(c) Service Recipient shall use commercially reasonable efforts to make or obtain any approvals, permits and licenses and implement any systems as may be necessary for it to perform the Services independently in each country and applicable jurisdiction as soon as practicable following the Distribution Date.

(d) Upon Service Recipient’s written request and without prejudice to Service Recipient’s direct rights against a Third Party Provider, Service Provider shall use commercially reasonable efforts to pursue any warranty or indemnity under any contract Service Provider or its Subsidiaries may have with a Third Party Provider with respect to any Service provided to Service Recipient by such Third Party Service Provider.

(e) Service Provider shall use commercially reasonable efforts to obtain, if required, the consent of any relevant Third Party Provider (a “Third Party Consent”) or a license from any relevant Third Party Provider (a “Third Party License”), and Service Recipient shall, as necessary, cooperate with Service Provider in obtaining any such Third Party Consent or Third Party License. If a Third Party Consent or Third Party License cannot be obtained on reasonable terms, the Parties will use commercially reasonable efforts to arrange for an alternative method of obtaining any such Service on Service Recipient’s behalf (“Alternative Method”), which may include Service Provider providing such Service itself. If there is any Third Party Consent or Third Party License which was not required as of the date hereof but will subsequently be required before the Minimum Service Period expires for a particular Service, Service Provider shall identify in writing to Service Recipient such Third Party Consent or Third Party License within sixty (60) days of the date hereof.

(f) The Parties shall use the fiscal month, quarter and year ends as set forth in Schedule C in connection with the provision and receipt of applicable Services hereunder, for so long as such Services are being provided.

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(g) In connection with the provision of Services hereunder, except as provided pursuant to Section 2(a)(iii) for local currency conversion for invoices, the Parties shall use the same methodology to determine the appropriate foreign exchange conversion rate as used in the twelve month period prior to the Distribution Date, which may be determined or based upon the average for the month or other applicable period or the spot rate at the end of such month or period or otherwise.

4.	Performance Standard; Reports; Personnel.

(a) Except as otherwise provided in the Services Schedule and Section 1(a) herein, nothing in this Agreement shall require or be interpreted to require Service Provider to provide a Service to Service Recipient beyond the scope and content of such Service as provided by Service Provider to the Exelis Retained Business or MS Business, as the case may be, during the twelve month period prior to the Distribution Date, excluding any actions taken in contemplation of the Distribution.

(b) Service Provider shall not make changes in the manner of providing a Service unless (i) Service Provider is making similar changes in a Self-Service being performed for itself or its Subsidiaries or such changes are de minimus, in each case so long as such changes do not adversely affect the level of service, security or control of such Service or the scope or content thereof required pursuant to Sections 1(a) and 4(a) above, (ii) such changes are required by Service Provider or Service Recipient pursuant to applicable Law (including changes required by Service Provider or Service Recipient in connection with the provision of the Services to the other Party) or (iii) Service Recipient provides its prior written consent (which shall not be unreasonably withheld, conditioned or delayed) to such changes (in each case, for the avoidance of doubt, with the costs of any such change to be included in the calculation of Monthly Costs). In the event Service Provider determines to change the location of delivery of any Service, Service Provider shall provide Service Recipient with thirty (30) days prior written notice. All Services shall be performed in compliance with applicable Law, including all applicable U.S. and non-U.S. laws and regulations relating to export controls, sanctions, and imports, including without limitation those regulations maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the Export Administration Regulations maintained by the U.S. Department of Commerce, Bureau of Industry and Security, and the International Traffic in Arms Regulations maintained by the U.S. Department of State, Directorate of Defense Trade Controls.

(c) In performing the Services, Service Provider shall prepare and furnish to Service Recipient reports concerning the Services with such reports to contain substantially the same data, in substantially the same format, and prepared and delivered on substantially the same timetable, as reports prepared during the twelve month period prior to the Distribution Date (excluding any reports solely prepared in contemplation of the Distribution), except as may be otherwise required by Service Recipient or Service Provider pursuant to applicable Law. Upon Service Recipient’s written request for modifications to the reporting and data transfer practices reasonably required to assist Service Recipient in transitioning off the Service, Service Provider shall cooperate and consult in good faith with Service Recipient to make such modifications; provided that if Service Provider reasonably determines in its sole discretion that any such modification may cause Service Provider to be in breach of its obligations to the other Party

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hereunder (including as a result of breaching its obligations as a Service Provider to the other Party as Service Recipient), then Service Provider shall not be under any obligation to make such modifications.

(d) Service Provider shall use commercially reasonable efforts consistent with past practice to make available such personnel as may be required to provide the Services. Service Provider shall have the right to designate which personnel it will assign to perform the Services. Service Provider also shall have the right to remove and replace any such personnel at any time or designate any of its Subsidiaries or a Third Party Provider (subject to Section 1(a) herein) at any time to perform the Transition Services; provided, however, that Service Provider shall use its commercially reasonable efforts consistent with past practice to limit the disruption to Service Recipient in the transition of the Services to different personnel. Subject to and consistent with Section 2(a)(ii), Service Provider shall have no obligation to retain any individual employee for the sole purpose of providing a particular Transition Service.

(e) In the event Service Recipient or any of its Subsidiaries hires away an employee of Service Provider or its Subsidiaries, and such employee was providing Services to Service Recipient and will not continue to provide such Service, Service Provider shall have the option, in its sole discretion (in addition to any other remedies available to it under the Distribution Agreement or otherwise), upon ten (10) Business Days written notice to Service Recipient to reduce its obligations with respect to such Service (with a proportionate reduction in the applicable Monthly Costs) effective on the date of such employee’s termination of employment with Service Provider. Any provision of Service thereafter pursuant to such a reduction in Service Provider’s obligations shall be deemed to be consistent with Service Provider’s obligations under this Agreement, so long as Service Provider satisfies the other obligations contained in this Section 4 with respect to such Service.

(f) Each Party agrees that it shall take appropriate action by instruction of or agreement with its personnel (including any Third Party Provider) to ensure that all such personnel performing or otherwise involved with Services shall be bound by and comply with all of the terms and conditions of this Agreement.

(g) In the event Service Provider has received a notice of default or breach in the performance of a Service hereunder (including as a result of substantial errors in the performance of such Service), it will use its commercially reasonable efforts to cure such default or breach. In the event Service Provider is unable to cure such default within thirty (30) days from receipt of notice thereof, in addition to the rights available under Section 11, there shall be an adjustment to Monthly Costs to reflect the costs to Service Recipient associated with such default, breach or error, including any reasonable out-of-pocket costs and expenses incurred by Service Recipient in retaining any Third Party Provider to provide such Service or in providing such Service itself.

(h) Each Party shall notify the other Party as promptly as practicable after becoming aware of any breach of this Agreement committed by either it or the other Party. Service Provider shall notify Service Recipient of any event that may reasonably be expected to materially impact a Service provided hereunder, which may include a

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Termination Notice (as defined in Section 11(b)) provided by the other Party as Service Recipient hereunder or a notice of termination of a Self-Service, issued pursuant and in accordance with, Section 2(a)(v).

5.	New Services.

If, after the date hereof and on or prior to December 31, 2014, or, with respect to Services provided in connection with any Transfer that, pursuant to Section 2.6(a) of the Distribution Agreement, is not consummated at or prior to the Effective Time, one hundred (100) days following the actual date of such Transfer (notwithstanding that under Section 2.6(b) of the Distribution Agreement such Transfer may be deemed to have occurred on the Effective Time) the Parties determine that a service required by Service Recipient and provided by Service Provider or one of its Subsidiaries prior to the Distribution Date was inadvertently omitted from the Services Schedules, Service Recipient may request that Service Provider perform such service (“New Service”) in addition to the Services being provided hereunder, provided that Service Recipient may not request any New Service if, at the time of the request, the Service Provider no longer provides such service internally. Service Provider shall promptly begin performing any New Service consistent with past practice upon a timely written request from Service Recipient (which request may be in the form of email) including (i) a description of the work Service Recipient anticipates being performed by Service Provider in connection with such New Service and (ii) a schedule for commencing and completing such New Service, and Service Provider and Service Recipient shall enter into good faith negotiations to agree to an amendment to the Services Schedules providing for such New Service; provided that if no agreement for an Additional Service Schedule Amendment has been reached in writing in thirty (30) days, such New Service shall be deemed to have a Minimum Service Period expiring on March 31, 2015 and a Termination Date of two years from the Distribution Date, with Monthly Costs as provided for in Section 2(a)(i), calculated as if the amendment to the Services Schedule for such New Service were silent regarding costs and expenses (such amendment or deemed amendment pursuant to the foregoing proviso, an “Additional Service Schedule Amendment”). Any New Service shall be considered a Service hereunder and the Services Schedules shall incorporate, and be deemed to be duly amended by, such Additional Service Schedule Amendment.

6.	Intellectual Property; IT Security.

(a) Except as provided in the Services Schedules, the Monthly Costs shall include the allocable portion of any amounts that are required to be paid by Service Provider to any third party licensors of software that is used by Service Provider in connection with the provision of any Services hereunder, including (i) license, right-to-use and royalty fees and (ii) any amounts required to obtain the consent of such licensors to allow Service Provider to provide any of the Services hereunder. Service Recipient agrees to comply and cause its Subsidiaries to comply with the terms of any license or other agreement of Service Provider or any of its Subsidiaries relating to software that is provided to Service Recipient and is used in connection with the provision of any Services hereunder; provided that in the event that Service Provider enters into new software licenses after the Distribution Date, Service Recipient shall have the prior opportunity to review and confirm its ability to comply therewith, which it shall do in good faith. In the event that Service Recipient provides notice of its inability to comply therewith,

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Service Provider may at its sole discretion discontinue its provision of any Services under such new software licenses effective after thirty (30) days’ notice of the same, and Service Recipient shall indemnify Service Provider for any claims by third parties arising out of or in connection with Service Recipient’s noncompliance or violation of such software licenses. Subject to the foregoing, Service Provider shall use commercially reasonable efforts to obtain any consent that may be required from such licensors in order to provide any of the Services hereunder and the Parties shall cooperate to identify any material licenses or consents necessary for such provision and shall use commercially reasonable efforts to minimize the costs associated therewith.

(b) If the receipt or provision of any Service hereunder requires the use by a Party of the Intellectual Property (other than Trademarks) of the other Party, then such Party and its Subsidiaries shall have the non-exclusive, royalty-free, non-sublicensable (except as required for its and its Subsidiaries’ receipt or provision of Services) right and license to use such Intellectual Property for the sole purpose of, and only to the extent necessary for, the receipt or provision of such Services hereunder, pursuant to the terms and conditions of this Agreement. This license does not permit a Party to access, possess, or modify the source code of the other Party or to reverse engineer the software of the other Party. Upon the Termination Date applicable to such Service, or the earlier termination of any Services in accordance with Section 11, the license herein to the applicable Intellectual Property will terminate; and the applicable Service Recipient and/or Service Provider shall cease all use of the Intellectual Property licensed hereunder. Nothing in this Section 6(b) shall be deemed to limit, modify or terminate any License Agreement between the Parties.

(c) Subject to the limited licenses granted in Section 6(b), each Party shall exclusively own any Intellectual Property that it alone creates, develops or invents in connection with the provision of any Services hereunder. The Parties shall jointly own any Intellectual Property created, developed or invented jointly by the Parties in connection with the provision of the Services hereunder.

(d) While using or accessing any computers, systems, software, networks, information technology or related infrastructure or equipment (including any data stored thereon or transmitted thereby) (“Systems”) of the other Party (whether or not a Service), each Party shall and shall cause each of its Subsidiaries to, adhere in all respects to the other Party’s controlled processes, policies and procedures (including any of the foregoing with respect to Confidential Information, data, communications and system privacy, operation, security and proper use) as in effect on the Distribution Date or as communicated to such Party from time to time in writing.

(e) Those employees of Service Recipient and Service Provider (or their respective Affiliates) having access to the other Party’s Systems may be required by Service Provider or Service Recipient, as the case may be, to enter into a customary non-disclosure agreement in connection with, and as a condition to, such access.

7.	Records.

Service Provider shall provide to Service Recipient, taking into consideration the financial reporting, internal controls and other public company requirements of Service

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Recipient, all information and records reasonably required to maintain full and accurate books relating to the provision of Services to the extent any such information and/or records were provided or maintained during the twelve month period prior to the Distribution Date, excluding any actions taken in contemplation of the Distribution. Upon reasonable notice and reasonable request from the Service Receiver, and at the Service Receiver’s cost, Service Provider shall (a) make available for inspection and copying by Service Receiver’s agents or representatives such information, books and records relating to the Services during reasonable business hours and (b) certify that the controls in effect prior to the Distribution Date continue to be in effect, or if Service Provider is aware of any instances where such controls are not so in effect, in lieu of certification for such instances, provide a list of such instances and descriptions of the change in such controls thereof.

8.	Force Majeure; Reduction of Services.

Neither Party (or any Person acting on its behalf) shall have any liability or responsibility for failure to fulfill any obligation (other than a payment obligation) under this Agreement so long as and to the extent to which the fulfillment of such obligation is prevented, frustrated, hindered or delayed as a consequence of circumstances of Force Majeure. A Party claiming the benefit of this provision shall, as soon as reasonably practicable after the occurrence of any such event: (a) notify the other Party of the nature and extent of any such Force Majeure condition and (b) use due diligence to remove any such causes and resume performance under this Agreement as soon as feasible. Notwithstanding the foregoing, Service Recipient shall be entitled to terminate Services so affected by a Force Majeure upon fifteen (15) days prior written notice in respect of any such delay or failure resulting from any such Force Majeure without any penalty or obligation to pay for Services not performed; provided that, for the avoidance of doubt, Service Recipient shall remain responsible, pursuant to and in accordance Section 2(a)(ii), for its portion of any severance and retention costs for any such Services.

9.	TSA Managers; Dispute Resolution.

(a) Each Party shall nominate in writing one representative to act as the primary contact with respect to the provision and receipt of Services (a “TSA Manager”), with the initial TSA Managers as listed on Schedule D. Each Party may, at its discretion, from time to time select another individual to serve in these capacities during the term of this Agreement; provided, however, each Party shall notify the other Party promptly (and in any event within five (5) Business Days) of any change in an individual serving in this capacity, setting forth the name and contact information of the replacement, and stating that such replacement is authorized to act for such Party in accordance with this Section 9(a).

(b) The TSA Managers shall meet as expeditiously as possible to resolve any dispute hereunder, and notwithstanding anything in Article IX (Dispute Resolution) of the Distribution Agreement to the contrary, in the event any dispute is not so resolved within thirty (30) days, a TSA Manager may provide written notice of such dispute to the Chief Financial Officer of each Party (or such other executive as designated by the Chief Executive Officer of

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such Party), who shall attempt within a period of fifteen (15) days following the end of such previous thirty (30) day period to conclusively resolve any such issue, and in the event the dispute remains unresolved following such fifteen (15) day period, either Party may submit the dispute to mediation in accordance with Section 9.2 (Mediation) of the Distribution Agreement (provided that, for the avoidance of doubt, the forty-five (45) day waiting period referenced therein shall be inapplicable), and if any dispute remains unresolved after the Mediation Period (as defined in the Distribution Agreement), such dispute shall be determined, at the request of either Party, by arbitration in accordance with Section 9.3 (Arbitration) of the Distribution Agreement and the other applicable provisions of Article IX (Dispute Resolution) of the Distribution Agreement. Each Party may treat an act of any other Party’s TSA Manager or Chief Financial Officer (or such other executive as designated by the Chief Executive Officer of such other Party), in each case that is consistent with the provisions of this Agreement, as being authorized by such other Party to resolve such dispute without inquiring behind such act or ascertaining whether such TSA Manager or Chief Financial Officer (or such other executive as designated by the Chief Executive Officer of such other Party) had authority to so act; provided, however, that none of the TSA Managers or Chief Financial Officer or other executives so designated shall have authority to amend this Agreement, except as otherwise provided pursuant to Section 16.

(c) In the event of any dispute between the Parties regarding a Service, prior to the applicable Termination Date, Service Provider shall not discontinue the supply of any such Service, unless so provided for in a settlement agreement between the Parties or arbitral determination pursuant to and in accordance with Section 9(b) herein and Article IX of the Distribution Agreement or as requested by Service Recipient pursuant to a Termination Notice.

10.	Disclaimer; Limited Liability.

(a) Service Recipient acknowledges that Service Provider is not in the business of providing the Services and that the Services being provided pursuant to this Agreement are provided as an accommodation to Service Recipient. Other than in the event of Service Provider’s gross negligence or willful misconduct, Service Provider will not be liable for any error or omission in rendering Services under this Agreement, or for any defect in Services so rendered; provided that if there is a substantial error in any of the Services, Service Provider shall use commercially reasonable efforts to attempt to correct the error, or if Service Provider is unable to so correct such error, to provide an adjustment to the Monthly Cost for such Service in reasonable proportion to that which the error bears to the Service provided for such month, which adjustment may, pursuant to Section 4(g), include any reasonable out-of-pocket costs and expenses incurred by Service Recipient in retaining a Third Party Provider to provide such Service or in providing such service itself. Other than in the event of Service Recipient’s gross negligence or willful misconduct, and other than for the Monthly Costs, severance and retention costs owed under Section 2(a)(ii) and other amounts expressly owed hereunder, Service Recipient will not be liable for any damages caused in connection with the Services provided under this Agreement.

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(b) Service Provider shall have no responsibility to maintain insurance to cover any loss or damage to goods or equipment to which Service Recipient has title that are in the possession or control of Service Provider, its Subsidiaries or a Third Party Provider as a result of this Agreement and the risk of loss with respect to such goods or equipment shall be solely with Service Recipient. Service Recipient shall obtain from its insurance company a waiver of subrogation on behalf of Service Provider and its Subsidiaries effective as of Distribution Date; provided, that Service Recipient shall only be obligated to obtain such waiver if it is aware that any such goods or equipment is in the possession or control of Service Provider, its Subsidiaries or a Third Party Provider. Service Recipient shall have no responsibility to maintain insurance to cover any loss or damage to goods or equipment to which Service Provider has title that are in the possession or control of Service Recipient or its Subsidiaries as a result of this Agreement and the risk of loss with respect to such goods or equipment shall be solely with Service Provider. Service Provider shall obtain from its insurance company a waiver of subrogation on behalf of Service Recipient and its Subsidiaries effective as of the Distribution Date; provided, that Service Provider shall only be obligated to obtain such waiver if it is aware that any such goods or equipment is in the possession or control of Service Recipient or its Subsidiaries.

(c) NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESSED OR IMPLIED (INCLUDING WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, ACCURACY, SATISFACTORY QUALITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO ANY REPRESENTATION OR DESCRIPTION), ARE MADE BY SERVICE PROVIDER OR ANY OF ITS AFFILIATES WITH RESPECT TO THE PROVISION OF SERVICES UNDER THIS AGREEMENT AND, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL SUCH REPRESENTATIONS OR WARRANTIES ARE HEREBY WAIVED AND DISCLAIMED. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, UNDER NO CIRCUMSTANCES, INCLUDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY REMEDY, SHALL SERVICE PROVIDER BE LIABLE FOR, INCLUDING BUT NOT LIMITED TO, ANY LOST PROFITS, REMITTANCES, COLLECTIONS, INVOICES, PENALTIES, INTEREST OR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES CAUSE BY THE PERFORMANCE OF, ANY DELAY IN THE PERFORMING, FAILURE TO PERFORM OR DEFECTS IN THE PERFORMANCE OF, THE SERVICES CONTEMPLATED TO BE PERFORMED BY SERVICE PROVIDER PURSUANT TO THIS AGREEMENT, REGARDLESS OF WHETHER A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11.	Term and Service Termination Dates.

(a) This Agreement (other than Sections 9, 10, 11 and 13) shall terminate upon the last of the Termination Dates in respect of all Services to be provided hereunder; provided that the rights of the parties in respect of any claims that have accrued prior to such termination shall survive such termination.

(b) For each Service, the minimum service period (“Minimum Service Period”) during which Service Provider is obligated to provide such Service to Service Recipient is set forth on the Services Schedule. The Parties agree to cooperate if necessary to adjust such Minimum Service Period (and the applicable Termination Date) to end on a date that is the end

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of a calendar or fiscal month, as deemed appropriate. Service Recipient may terminate any Service prior to its Termination Date by providing to Service Provider written notice of termination, which shall be deemed irrevocable upon delivery (a “Termination Notice”), not less than (i) sixty (60) days before the date of such earlier termination if the Service is to be terminated after September 30, 2014 but on or before March 31, 2015, (iii) ninety (90) days before the date of such earlier termination if Service is to be terminated after March 31, 2015 but on or before September 30, 2015 and (iv) one hundred and twenty (120) days before the date of such earlier termination if Service is to be terminated on or after October 1, 2015; provided that if the Services Schedule indicates that any Service is dependent on one or more other Services, then each such Service must be terminated together; provided further that any termination may be on a location by location basis if so indicated on the Services Schedules. In the event a Service is terminated prior to the end of its Minimum Service Period pursuant to Service Recipient’s Termination Notice, Service Recipient shall pay a make-whole fee equal to the actual out-of-pocket costs and any additional costs that would have been incurred by Service Provider if such Service had not been terminated (which costs, for the avoidance of doubt, exclude the 2% and 10% increases described in Section 2(a)(i)) between the actual date of termination of the Service and the applicable date on which the Minimum Service Period expires (subject to Service Provider exercising commercially reasonable efforts to mitigate such costs). Notwithstanding the foregoing, upon the receipt of a Termination Notice, if Service Provider is unable to transition the applicable Service to the Service Recipient or its designee in a commercially reasonable manner which does not unduly disrupt the Service on the requested termination date, Service Provider shall use commercially reasonable efforts consistent with past practice to transition such Service as soon as possible, and any resulting third party, out-of-pocket costs to Service Recipient shall be shared equally between Service Provider and Service Recipient.

(c) In the event either Party defaults in the performance of any of its obligations under this Agreement, and if such default is not excused and not cured within thirty (30) days after written notice from the other Party specifying such default, then the non-defaulting Party may at any time thereafter terminate, at its option, any such Service that is the subject of such default by giving five (5) days prior written notice; provided that if no such termination notice is given within fifteen (15) days after the end of the thirty (30) day cure period, then the non-defaulting Party waives all rights to terminate such Service with respect to such default; provided further, that such fifteen (15) day period referred to in the immediately foregoing proviso shall be extended if (x) the Parties dispute whether there has been a default hereunder or (y) agree that there has been a default hereunder and have a dispute related to such default, and in either case are attempting to resolve such dispute pursuant to Section 9(b) until ten (10) days after there has been a final determination pursuant to the procedures in Section 9(b).

(d) Any Service can be terminated prior to the Distribution Date, with no fee, penalty or ongoing obligation, if Service Recipient provides a Termination Notice to Service Provider (which may be via email) prior to the Distribution Date.

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12.	Independent Contractor.

The Parties hereto understand and agree that this Agreement does not make either of them an agent or legal representative of the other for any purpose whatsoever. Neither Party is granted, by this Agreement or otherwise, any right or authority to assume or create any obligation or responsibilities, express or implied, on behalf of or in the name of the other Party, or to bind the other Party in any manner whatsoever. The Parties expressly acknowledge (i) that Service Provider is an independent contractor with respect to Service Recipient in all respects, including the provision of the Services, and (ii) that the parties are not partners, joint venturers, employees or agents of or with each other.

13.	Confidentiality.

(a) Any Confidential Information of either Party shall be subject to Section 8.6 of the Distribution Agreement. With respect to any information disclosed by one Party to another Party for the purpose of this Agreement or otherwise accessible to such other Party during the performance hereunder (“Confidential Information”), the Party receiving such Confidential Information agrees that it will use the same skill and care as set forth in Section 4(a) to prevent the disclosure or accessibility to others of the disclosing Party’s Confidential Information and will use such Confidential Information only for the purposes of this Agreement, the Distribution Agreement and the Ancillary Agreements. The receiving Party and its employees, representatives and agents (including any Third Party Provider) (collectively, the “Recipient Parties”) shall only disclose and permit access to the other’s Party’s Confidential Information to such Recipient Parties who have a need to know such Confidential Information for the purposes of this Agreement, the Distribution Agreement and the Ancillary Agreements. For Confidential Information provided with respect to any Service, the obligations of the Recipient Parties pursuant to this Section 13 shall expire on the date that is five (5) years from the termination of such Service, or on such later date as prescribed by privacy laws. Each Party shall provide prompt written notice of any breach of the obligations under this Section 13 by such Party or its Recipient Parties and shall use commercially reasonable efforts to assist the other Party in remedying any such breach.

(b) Specifically excluded from the definition of Confidential Information is any and all information that:

(i) is independently developed by or on behalf of a Recipient Party without use of or reference to Confidential Information;

(ii) is or becomes available to the public, other than as the result of a breach by a Recipient Party of the confidentiality obligations under this Agreement; or

(iii) is rightfully received from a third party not known by the Recipient Party to be bound by an obligation of confidentiality to the disclosing Party.

(c) If the Recipient Party is required to disclose Confidential Information by law, process or regulation, to the extent legally permissible, such Recipient Party shall promptly notify the disclosing Party, reasonably cooperate with the disclosing Party to the extent it may seek to limit such disclosure and, insofar as a protective order or waiver from the disclosing Party is not obtained, only disclose such Confidential Information as is required to be disclosed.

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(d) In connection with any permitted disclosure of this Agreement to any third party, each Party shall redact the portions of the Services Schedules that are not relevant to such third party’s inquiry.

(e) It is further understood and agreed that money damages may not be a sufficient remedy for breach of this Section 13 and that each Party shall be entitled to seek equitable relief, including injunction and specific performance, as remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach, but shall be in addition to all other remedies herein described available at law or equity.

14.	Beneficiary of Services; No Third Party Beneficiaries.

This Agreement is for the sole benefit of the Parties hereto, and nothing expressed or implied shall give or be construed to give any person any legal or equitable rights hereunder, whether as a third-party beneficiary or otherwise. Each Party agrees, and each Party in its capacity as a Service Recipient represents and warrants, that the Services shall be provided solely to, and shall be used solely by, Service Recipient and its Subsidiaries. Service Recipient shall not resell or provide the Services to any other Person, or permit the use of the Services by any Person other than Service Recipient and its Subsidiaries.

15.	Entire Agreement.

This Agreement, together with the Distribution Agreement and the other Ancillary Agreements, constitutes the entire agreement of the Parties with respect to the subject matter hereof, and supersedes all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter hereof. In the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of the Distribution Agreement or any other Ancillary Agreement, the Parties agree that this Agreement shall govern. The Parties agree that, in the event of an express conflict between the terms of this Agreement and a Services Schedule, the terms of the Services Schedule shall govern.

16.	Amendment; Waiver.

This Agreement and the Services Schedules may be amended, and any provision of this Agreement may be waived, if but only if such amendment or waiver is in writing and signed, in the case of an amendment, by each of the Parties, or in the case of a waiver, by the Party against whom the waiver is effective. No failure or delay by either Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

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17.	Notices.

All notices, requests and other communications to any Party hereunder shall be in writing and shall be given as follows:

if to Exelis or to any of its Affiliates:

Exelis Inc.

1650 Tysons Boulevard

Suite 1700

McLean, VA 22102

Attn: Chief Legal Officer

if to Vectrus or to any of its Affiliates:

Vectrus, Inc.

655 Space Center Drive

Colorado Springs, CO 80915

Attn: Chief Legal Officer

or to such other address and with such other copies, as such Party may hereafter specify for the purpose of notice to the other parties. Each such notice, request or other communication shall be effective upon delivery by overnight courier service or refusal of delivery thereof at the address specified in this Section 17.

18.	Non-Assignability.

Neither this Agreement nor any of the rights, interests or obligations of either Party hereunder may be assigned or transferred by any such Party without the prior written consent of the other Party (not to be unreasonably withheld, delayed or conditioned), and any purported assignment, without such prior written consent shall be null and void; provided a Party may assign or transfer all its rights hereunder without such consent to an acquirer in connection with a sale of all or substantially all of its assets or other similar change in control of such Party.

19.	Further Assurances.

From time to time after the date hereof, without further consideration, each Party shall use commercially reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably proper or advisable under applicable Law, and execute and deliver such documents as may be required or appropriate to carry out the provisions of this Agreement and to consummate, perform and make effective the transition contemplated hereby.

20.	Definitions and Rules of Construction.

(a) Defined terms used in this Agreement have the meanings ascribed to them by definition in this Agreement or in the Distribution Agreement.

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(b) This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.

(c) Whenever the words “include”, “including”, or “includes” appear in this Agreement, they shall be read to be followed by the words “without limitation” or words having similar import.

(d) As used in this Agreement, the plural shall include the singular and the singular shall include the plural.

21.	Counterparts; Effectiveness.

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 21, provided that receipt of copies of such counterparts is confirmed. This Agreement shall become effective when each Party has received a counterpart hereof signed by the other Party hereto.

22.	Section Headings.

The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

23.	Severability.

If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect, and the Parties shall negotiate in good faith to replace such illegal, void or unenforceable provision with a provision that corresponds as closely as possible to the intentions of the parties as expressed by such illegal, void, or unenforceable provision.

24.	Governing Law.

This Agreement shall be governed by and construed in accordance with the Laws, but not the Laws governing conflicts of Laws (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

EXELIS INC.

By:	/s/ Janet McGregor
Name:	Janet McGregor
Title:	Corporate Vice President and Treasurer

VECTRUS, INC.

By:	/s/ Michele Tyler
Name:	Michele Tyler
Title:	Vice President, General Counsel and Secretary

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Annex A

Severance and Retention Schedule

Benefits TSA = Payroll Manager, Exelis 50%, Vectrus 50%

SCHEDULE A

Service Provider: Exelis Inc.

Service Recipient: Vectrus, Inc.

Service to be provided:

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Schedule A1

A1 ACCOUNTS PAYABLE

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—]	Manager, Accounts Payable and Travel Accounts	[—]	[—]
Exelis Inc.

[—]	Manager, Accounts Payable and Travel Accounts	[—]	[—]
Vectrus

GENERAL SERVICE DESCRIPTION

Service Provider will perform Accounts Payable Scanning and Indexing as well as Vendor Maintenance for Service Receiver. Service Provider will also provide as needed support for provisioning of invoice images from the legacy systems as well as coordinate provisioning of invoice images from ITT in support of audit requests. If required, Service Provider will provide support for the creation and distribution of 1099s for Service Receiver.

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Schedule A1

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
A1.1	Scanning and Indexing of invoices	SCANNING & INDEXING OF INVOICES	2730 transactions events per month	7	$4,836
		Vendor Submission of Documents:
		Service Provider will scan and index Documents for Service Receiver submitted by vendors through one of the following methods:
		Hard copy via regular or overnight mail to Service Provider FSBS-Accounts Payable
		Email to: ExelisInvoices@exelisinc.com

Submission directly to Service Receiver Accounts Payable team, upon Service Receiver directive; and then Service Receiver submits to Service Provider FSBS-AP and accepts responsibility for retention of original documentation.

		Service Provider will date stamp with received data and prepare hard copy documents for scanning.
		KOFAX Processing: Image Capture & OCR

Service Provider will support and provide the KOFAX processing activities as identified below for Service Receiver AP Processor scans hard copy documents received through regular mail into KOFAX software which creates pdf documents.

		Hard copy documents are retained; alphabetized by vendor and stored by fiscal year.
		KOFAX software retrieves the email and attached documents from the emailbox: ExelisInvoices@exelisinc.com
		KOFAX software converts the email and the attached documents into pdf documents.
		KOFAX OCR (optical character recognition) software reads keywords (e.g. purchase order #, invoice #, invoice date, sales tax amount, total invoice amount).
		KOFAX Validation Process:
		Using the KOFAX software features, the AP Processor uses the copy function to copy and paste the pdf email image and attach it to each invoice.
		Supporting documents (pdf images) are also attached to the applicable invoice
		AP Processor validates keywords identified by OCR software
		KOFAX software pushes validated batches of pdf documents to OnBase workflow software

Schedule A1

	Quarterly True-up of Actual invoices scanned and Indexed

Service Provider will perform a true-up (or reconciliation) of the actual invoices scanned and indexed each quarter to ensure billing aligns with actual invoices scanned and indexed over the duration of the TSA hosting period. The appropriate adjustment from the performance of the true-up to actuals against the monthly average count will be provided within two TSA billing periods following the performance of the quarterly true-up process.

	CVM Vendor Master Management and Support Services:	CVM Vendor Master Management and Support Services:
		Service Provider will provide Vendor Maintenance and Support Services to Service Receiver including processing of:
		Vendor set-ups and updates submitted via the automated Central Vendor Master (CVM) which will be reviewed and approved within 4 hours of receipt between the hours of 8:00AM and 5:00PM EST.
A1.2	Setup and Distribution of 1099 Reports at Year End	Service Provider will support the setup, maintenance, and distribution of 1099 documents and 1099C corrective actions for Service Receiver in accordance with tax reporting requirements.	Statement of Work Required to support this request to identify time required to support the setup and distribution of the 1099s for Service Receiver	7	Time and Materials Based on Additional Pricing Section
		Service Provider will specify response times to complete necessary actions within the response to the statement of work provided to Service Receiver.

Service Receiver will need to provide statement of work by December 1, 2014 to allow Service Provider to make the necessary accommodations to support this request. If statement of work is not received within the time request, the Service Provider has the right to reject the request and Service Receiver will be required to provide alternatives means to meet the tax reporting requirements for both the 1099 and 1099C reporting.

A1.3	Historical Electronic Invoice Image Support and Provisioning	Service Provider will support provisioning of invoice images to Service Receiver after Service Receiver has exited off the Application Hosting TSA period for up to 24 months post spin-off. Anything needed after this period will be supported via the Distribution Agreement.	As Needed	24	Time and Materials Based on Additional Pricing Section
A1.4	P2P Historical Invoice Image Support and Provisioning	Service Provider will support provisioning of invoice images as requested by Service Receiver for obtaining the historical data from P2P once this data is provided to Exelis from ITT.	As Needed	24	Time and Materials Based on Additional Pricing Section
		After receipt of invoice images from ITT, Service Provider will store and host the invoice images that pertain to the Service Receiver until the Service Receiver environment is established and ready for acceptance of the invoice images or the end of this TSA period.

Schedule A1

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre- distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Schedule A1

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:
A.1	Scanning and Indexing of Invoices	Statement of work is required to identify number of support hours required by Service Receiver to exit service agreement.	Time and Materials Based on Additional Pricing Section
A1.3	Historical Invoice Provisioning	Statement of work required for labor associated with providing copy of historical invoices for Service Receiver will be provided at end of service agreement period.
A1.4	P2P Historical Invoice Image Support and Provisioning	Statement of work required for labor associated with providing copy of historical P2P invoices to Service Receiver upon receipt of invoice images from ITT Corporation.
Service Provider will provide the following knowledge transfer services:
A.1	Scanning and Indexing of Invoices	Statement of work is required to identify number of support hours required to transfer knowledge to Service Receiver to exit service agreement.	Time and Materials Based on Additional Pricing Section

Supplemental Services

For requests for supplemental services relating to Scanning and Indexing of Invoices and Vendor Maintenance by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request found in the TSA Operations Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

Schedule A1

LOCATIONS

Services are initially provided from Rochester, NY, USA to Service Receivers US and International sites.

PREREQUISITES/DEPENDENCIES

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	If Service Receiver or vendors associated with Service Receiver provide duplicate invoices to be scanned and indexed for the Account Payable processing, it will be the responsibility of the Service Receiver to identify and rectify any issues or problems associated with the scanning and indexing of these duplicate invoices.

•	Service Receiver is responsible for requesting invoice images in a timely fashion to allow for location and distribution of the invoice images from Service Provider to Service Receiver.

•	Service Receiver is responsible for the timely initiation of the statement of work process for the creation and management of the 1099 processing required for meeting tax filing requirements.

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

Schedule A1

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

Schedule A2

A2 CONCUR EXPENSE SERVICES

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—]	Manager, Accounts Payable & Travel Accounts	[—]	[—]
Exelis Inc.

[—]	Manager, Accounts Payable & Travel Accounts	[—]	[—]
Vectrus

GENERAL SERVICE DESCRIPTION

Service Provider will perform Concur Expense Management Services for Service Receiver.

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Schedule A2

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
	Concur Expense Management

A2.1	Concur Expense Management Services	Pursuant to and subject to the terms and conditions of the Business Services Agreement (Concur) between Concur Technologies, Inc. and Exelis, Inc., Exelis T&E Shared Services (Service Provider) shall provide Service Receiver with access to, and use of the Services defined therein which includes the applications known as “Concur Expense”. Estimated monthly charge is based on Service Receiver employee access count of 5,970 multiplied by the monthly rate of $9 per user.	Billed Monthly based on Actual Active Service Receiver Employees with access to Concur Expense - Additional Service Charge of 3% will be added to monthly invoice	3	$5,840
		Service Provider will activate new users or adjust existing users for Service Receiver within 24 hours of notification during regular business hours.
		Service Provider will assist Service Receiver’s employees with Concur Expense processing issues or questions which limit expense processing capabilities during regular business hours.

The services under this Service Agreement will provide the Service Receiver and its employees, savings and data transaction security protection through efficient and secure methods by which Corporate Credit Card Data is exchanged, Expense Reports are processed, including Audit Services for Service Receiver Company Policy compliance, and ultimately, reimbursement of approved expenses directly to the Corporate Card, or in some Countries directly to the Employee. During the TSA period Service Receiver will mimic Service Provide policy.

Service Provider shall provide automated workflows for Expense Reporting approvals, which are configured in accordance with Service Provider’s Global Travel and Expense Policy: 90-01 currently followed by Service Receiver through duration of TSA period.

Service Provider shall randomly review 10% of all reports submitted through the Concur Expense application and processed by Service Provider. Review activity is to verify, and report, compliance to Service Provider Travel Policy and in accordance with Sarbanes Oxley Regulatory Policy currently followed by Service Receiver through duration of TSA period.

		Service Provider shall perform a review for reasonableness on all reports exceeding $2,500 (US) or its equivalent.

Schedule A2

Service Provider shall randomly audit the receipts for 10% of all reports submitted through the Concur Expense application and processed by Service Provider Audit activity is to verify, and report, compliance to Service Provider Travel Policy currently followed by Service Receiver through duration of TSA period.

It is expected that corporate card payment arrangements directly to US Bank Partner Bank affiliate will be subject to those payment terms negotiated directly between the Service Provider subsidiary and the issuing Partner Bank entity.

Service Provider shall provide electronic General Ledger and Cash Reimbursement information, for Service Receiver to post cost to Service Receiver’s General Ledger and/or Costing Systems and process reimbursement to Service Receiver’s employees.

To the extent the data is available and existing software supports Service Receiver’s requests, Service Provider shall provide certain standard analytics and reporting provided to Service Receiver for policy compliance management and such other reporting as is required for the Service Receiver’s tax and/or regulatory authorities.

Schedule A2

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre- distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Schedule A2

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
A2.1	Concur Expense Management Services	Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:	Time and Materials Based on Additional Pricing Section
Statement of Work is required to identify the total number of hours required to support Service Receiver from exiting from this agreement.

Statement of work is required if support from Service Provider is required to setup new connectivity to a new travel fulfillment partner or if new interfaces are required to support new instance of Concur for Service Receiver.

A2.1	Concur Expense Management Services	Service Provider will provide the following knowledge transfer services:	Time and Materials Based on Additional Pricing Section
Statement of Work is required to identify the total number of hours required to support Service Receiver from exiting from this agreement.

Supplemental Services

For requests for supplemental services relating to the Concur Expense Management Services from Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request found in the TSA Operations Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

Schedule A2

LOCATIONS

Services are initially provided from Rochester, NY USA to Service Receiver’s US and International sites.

PREREQUISITES/DEPENDENCIES

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver agrees to adhere to the Service Provider’s Global Travel and Expense Policy 90-01.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Schedule A2

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

Schedule A3

A3 DISASTER RECOVERY SERVICES

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—]	Director, IT Shared Business Services	[—]	[—]
Exelis Inc.

[—]	Director, Information Technology	[—]	[—]
Vectrus

GENERAL SERVICE DESCRIPTION

Service Provider will provide a space and utilities at the Service Provider location on Centennial Blvd, Colorado Springs, CO to support Disaster Recovery Services including servers, server racks, and tape storage for Service Receiver.

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Schedule A3

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
A3.1	Disaster Recovery Facility Space	Service Provider will provide disaster recovery space to Service Receiver in the Service Providers Centennial Drive, Colorado Springs, CO location.	Monthly charge for space allocation of 50 square feet and support of core areas including air circulation, power, and utilities required to maintain allocated space.	24	$217

Service Provider will provide a location in the Centennial Drive, Colorado Springs, CO facility located in the upper right corner of #438 (located through Centennial main server room # 513) equal to approximately 50 square feet to allow for the storage of Service Receiver server racks and offsite tape storage as identified below:

		Service Provider will provide footprint for two server racks provided by Service Receiver.
		Service Provider will provide footprint for Service Receiver to store tapes required for offsite storage.
A3.2	Tape Storage and Weekly Rotation Services	Service Provider will provide support services to allow Service Receiver to drop off and pickup tapes based on the weekly defined rotation schedule from Service Receiver.	Support not to exceed 30 minutes weekly	24	$258
		Service Provider will provide exchange of tapes for rotation within the reception lobby of the Centennial Drive, Colorado Springs, CO facility.
		Service Receiver will provide schedule including time and date for weekly tape rotation on a quarterly basis.
		Service Receiver will provide notification within 24 hours of schedule tape rotation to Service Provider technician.

Service Provider technician will pull tapes or box of tapes for rotation per notification received in alignment with of tape rotation schedule from area #438 noted above as facility space for offsite storage.

Service Receiver will pick up requested tapes as identified in notification from Service Provider in the reception area in accordance with the pickup and drop-off time identified in the rotation schedule.

		Service Receiver will validate receipt of requested tapes and provide proper documentation for the removal of tapes from Service Provider storage area.
		Service Receiver will provide a box of tapes in the Service Provider reception area to rotate into the defined storage area provided by Service Provider.
		Service Provider will validate receipt of tapes to move to defined storage area and provide proper documentation for the acceptance of tapes from Service Receiver.
		Service Provider will take incoming box of tapes into defined storage area (#438) as agreed upon above as offsite storage for Service Receiver tapes.

A3.3	Service Receiver Access for Maintenance	Service Provider will provide escort required access to Service Receiver technicians as required for occasional site access to the designated facility and storage space (#438) allocated for the dedicated racks and servers for installation of patches and other maintenance activities required by Service Receiver.	As Needed	24	Time and Materials Based on Additional Pricing Section
Service Provider technician will remain with Service Receiver technician during the length of their stay.
Service Provider will provide off-hours emergency access for Service Receiver as needed at the off-hours labor rate.
Service Receiver agrees to contact Service Provider Enterprise Service Desk and open a Service Request to obtain off hours access to the facility.
Service Provider will have 4 hours to respond to request for access after notification from Enterprise Service Desk.

Schedule A3

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre- distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Schedule A3

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:

A3.1	Disaster Recovery Facility Space

Service Provider will require a statement of work for support for exiting out of this TSA to include but not limited to the facility and IT support to remove existing hardware and tapes stored within this space.

Time and Materials Based on Additional Pricing Section
A3.2	Tape Storage and Weekly Rotation Services

Service Provider will require a statement of work for support for exiting out of this TSA to include but not limited to the facility and IT support to remove existing hardware and tapes stored within this space.

Service Provider will provide the following knowledge transfer services:

A3.1	Disaster Recovery Facility Space	Not applicable for this portion of this service request.	Time and Materials Based on Additional Pricing Section
A3.2	Tape Storage and Weekly Rotation Services	Not applicable for this portion of this service request.

Supplemental Services

For requests for supplemental services relating to the support services for Disaster Recovery by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request found in the TSA Operations Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

Schedule A3

LOCATIONS

Services are initially provided from Colorado Springs, CO, USA.

PREREQUISITES/DEPENDENCIES

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver must coordinate with Service Provider for access to Receiver’s servers and tapes store at the disaster recovery facility.

•	Service Receiver is responsible for creating and obtaining agreement from Service Provider for tape rotation schedule.

•	Service Receiver is responsible for an inventory of all equipment and tapes located in Service Provider disaster recovery location.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

Schedule A3

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

Schedule A4

A4 CYBER INCIDENT RESPONSE CENTER (CIRC)

MANAGED SECURITY SERVICE PROVIDER (MSSP)

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—]	Director of Cyber Response Center (CIRC)	[—]	[—]
Exelis Inc.

[—]	Director, Information Technology	[—]	[—]
Vectrus

GENERAL SERVICE DESCRIPTION

Service Provider will perform CIRC Managed Security Services for Service Receiver.

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Schedule A4

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
A4	CIRC Monitoring and Support Services	Service Provider will provide IT Security event monitoring and intrusion detection to Service Receiver; as well as serve as a single point for information security related issues:	Monthly Service to include 1 security incident per Month	6	$20,549
		Service Provider will provide threat notification identifying IP addresses and domains that the Service Receiver network administrator can utilize to protect the organization.	20 Notifications per Month

Service Provider will provide centralized management of network and security event logs for Service Receiver collected from multiple sources such as: Firewalls, Content Filters, as well as other approved and agreed upon controlled points

Service Provider will ensure services provided comply with legal, regulatory, and internal policies regarding incident documentation and applicable retention requirements for data within Service Provider’s control.

250 Security Events per Second
		Service Provider will make available the CIRC Help Desk, via phone or email, to provide assistance for security-related issues or concerns to the Service Receiver’s IT and/or Management staff.	10 Suspicious Email Analyses per Month
Service Provider will provide suspicious email analysis services to Service Receiver.
		Service Provider will provide metrics to communicate overall effectiveness of CIRC activities and investigations to Service Receiver including; security incidents investigated, suspicious emails analyzed, and threat notifications provided.	1 Status Report per Month

Schedule A4

Service Provider will have the necessary United States Government security clearances to enable and leverage interaction with Federal/State/Local Government and Department of Defense Agencies in support of investigations, compliance issues, and/or threat related activity and information sharing at the request of Service Receiver. Such interaction can include, but not limited to, agencies such as:

•	Federal/State/Local Law Enforcement (Investigations)

•	Department of State / Department of Commerce (Compliance)

•	Department of Defense

•	The Defense Industrial Base (DIBNet-U and DIBNet-S) Interaction and Information Sharing

•	Incident reporting and/or escalation is the responsibility of Vectrus, as appropriate.

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre- distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are

Schedule A4

not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
A4	CIRC Migration	Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:	Time and Materials Based on Additional Pricing Section
Support of data extraction requests from the Service Receiver will require compilation of a Statement of Work
Will provide Subject Matter Expertise in helping the Service Receiver understand current state of the threat landscape or any remediation efforts for security incident will require a Statement of Work
A4	CIRC Knowledge Transfer	Service Provider will provide the following knowledge transfer services:	Time and Materials Based on Additional Pricing Section
Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to the IT Security

Supplemental Services

For requests for supplemental services relating to the CIRC by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request found in the TSA Operations Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was

Schedule A4

made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver. Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

LOCATIONS

Services are initially provided from Rome, NY, USA to US based sites.

PREREQUISITES/DEPENDENCIES

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver must coordinate with Service Provider to ensure that either direct access to Receiver’s network is available, or access to a data collector in Receiver’s network is available for the period of this TSA.

•	Service Receiver must configure its appliances in order to forward data logs to Service Provider.

•	Service Receiver must provide a list of appropriate contacts and points of escalation.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services. Incidents classified using this methodology will be triaged as documented in Attachment A.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

Schedule A4

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

Schedule A4

ATTACHMENT A

The CIRC staff is accessible, based on need and criticality, 24 hours a day, 7 days a week, 365 days a year, through the usage of on-call staff to assist with any IT Security related incident.

The CIRC Help Desk can be reached by phone or email and is ready to provide assistance for any information security related and concerns. Depending on the urgency, severity, and scope of the problem, there are two recommended contact methods:

1.	Exelis CIRC:

Phone:	1-800-724-4330 (Mondays – Fridays; 7 am–5 pm ET)
Email:	CIRC@exelisinc.com (24/7)

2.	In instances where there is an emergency or suspected situation occurring, please contact the CIRC Director, 24/7, utilizing the contact information below:

[—]

Director | Exelis Cyber Incident Response Center

Office: [—]| Cell: [—]

[—]

Cyber Security Analyst | Exelis Cyber Incident Response Center (CIRC)

[—]| Cell: [—]

[—]

Schedule A5

A5 Management Benefits with Support for

HR, Global Benefits, and General Accounting

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—]	Director, SBS Human Resources	585-672-8664	[—]
Exelis Inc.

[—]	Controller, Finance SBS	585-672-8660	[—]
Exelis Inc.

[—]	Director, Global Benefits	703-790-6385	[—]
Exelis Inc.

[—]	Manager, Benefits Administration	631-630-5071	[—]
Exelis Inc.

[—]	Director, Human Resources	719-637-5828	[—]
Vectrus

[—]	Director, Finance & Assistant Controller	[—]	[—]
Vectrus

Schedule A5

TERM

Services provided to support medical claims hereunder shall terminate December 31, 2016 for claims that are submitted up to two years beyond the coverage period of this TSA; provided that for the avoidance of doubt the coverages provided hereunder and described below only apply to Claims (as defined herein) made by Service Receiver’s Covered Employees (as defined herein) and incurred on or before December 31, 2014.

GENERAL SERVICE DESCRIPTION

Service Provider will provide Benefits for Service Receiver Management Benefited employees as well as provide Support from Human Resources, Global Benefits, and General Accounting for Service Receiver. Service Receiver will remain on Service Provider Benefits programs for the remainder of the calendar following separation up to December 31, 2014.

Service Provider currently provides active participants in the employer funded medical, pharmacy(Rx), dental, and additional benefits program administration for coverages provided through Cigna Medical, Express Scripts(Rx), MetLife(dental), MetLife (STD), MetLife (Basic Life & ADD) and Aetna Global Medical and Dental ( Cigna, MetLife, Aetna collectively, the “Vendors”) for its Active, Salaried, Eligible Employees (“Covered Employees”). Service Provider shall keep the current contracts with the Vendors and the EXELIS SALARIED MEDICAL AND DENTAL PLAN and the Exelis Salaried Medical Plan and Salaried Dental Plan General Plan Terms (collectively, the “Plans”) and all coverage thereunder in full force through December 31, 2014 for Service Receiver’s Covered Employees. All claims of Service Receiver’s Covered Employees made under the Plans and incurred on or prior to December 31, 2014 the (“2014 Plan Year”) will be adjudicated in accordance with the current contract and Service Provider will continue to take such actions on behalf of Service Receiver’s Covered Employees as if such employees are employees of Service Provider.

All medical, dental, pharmacy and FSA claims of Service Receiver’s Covered Employees made under the Plans (the “Claims”) will be paid by the Vendors on behalf of the Service Provider. Service Receiver will pay Service Provider for coverage based on 2014 budget premium rates previously set for the calendar year 2014. Service Receiver will pay Service Provider monthly premium payments for this service, for any full or partial months, based on actual enrollment for the months covered post-spin using enrollments as of the first (1st) calendar day of the month, commencing on the day after the Distribution Date.

Service Receiver will prepare and deliver to Service Provider a bi-weekly self-bill immediately following the bi-weekly processing of the Service Receiver’s payroll, a data file containing the payroll summary information for the employee funded benefits plans identifying the payroll deductions and active participant information and cost breakdown outlining the total cost per employee funded benefit plan. Service Receiver will perform a wire transfer to Service Provider within 24 to 48 hours of completion of their payroll register the total funds required to support the benefit deductions from the Service Receiver employee bi-weekly paychecks. Service Provider will process the distribution of funds to the identified benefit providers as required to support the Service Provider contractual and regulatory obligations. In the event the funds are not wired in a timely fashion, Service Provider will contact Service Receiver to request information related to the transfer of funds. Benefit payments may be held by Service Provider until funds are wired to support payment obligations from Service Receiver.

Service Provider will prepare an invoice for the employer provider benefits on the first (1st) business day of the calendar month based on the number of active plan participants for each employer funded benefit plan. The

Schedule A5

Service Receiver will be required to pay the Service Provider the monthly premium payments within ten (10) Business Days after the beginning of each calendar month. A detailed listing of Service Receiver’s employees covered, including the Plans and enrollment tier in which they are enrolled, will be made available to Service Provider upon its reasonable request.

Service Provider will retain responsibility for executing funding of Claim payments for Cigna Medical, Express Scripts (RX), MetLife (dental), and Aetna Global Medical and Dental and eligibility management with Vendors through December 31, 2016.

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens and documents that support Service Provider’s business and business processes in the twelve months prior to the Distribution Date.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Service Charges noted for services identified as A5.1 thru A5.18 are considered estimates. Service Charges for each service area will be billed based on the actual participants of each plan for both the employee funded and employer funded benefits plans.

Schedule A5

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
	Benefits Plans Provided to Service Receiver

A5.1	Cigna Medical Benefits and Express Scripts Benefits - Employer Funded	Service Provider will manage and fund Cigna Medical and Express Scripts Plan benefits for Service Receiver billing Service Receiver for the actual monthly enrollment for the benefits provided.	Monthly based on Actual Enrollment	3	$175,000

A5.2	EyeMed Vision Benefits - Employee Funded	Service Provider will manage EyeMed Vision Benefits Service for currently enrolled Service Receiver employees and families requesting funding in advance of payment to benefit services provider based on prior month actuals.	Monthly actuals based on participants on 1st of each calendar month; Support based on 432 participants	3	$3,000

A5.3	MetLife Dental Benefits - Employer Funded	Service Provider will manage MetLife Dental Benefits for currently enrolled Service Receiver employees and families requesting funding in advance of payment to benefit services provider based on prior month actuals.	Monthly based on Monthly Actuals	3	$19,296

A5.4	MetLife LTD & STD Benefits - Employee Funded (only)	Service Provider will manage MetLife LTD & STD Benefits Service for currently enrolled Service Receiver employees and families requesting funding in advance of payment to benefit services provider based on prior month actuals.	Direct Wire once payroll is processed on a bi-weekly basis; Support based on 235 participants (LTD only, no STD)	3	$8,600

A5.5	MetLife Basic Life Benefits - Employer Funded	Service Provider will manage MetLife Basic Life Benefits Service for currently enrolled Service Receiver employees requesting funding in advance of payment to benefit services provider based on prior month actuals.	Monthly actuals based on participants on 1st of each calendar month; Support based on 339 participants	3	$6,000

A5.6	MetLife ADD Benefits - Employer Funded	Service Provider will manage MetLife ADD Benefits Service for currently enrolled Service Receiver employees requesting funding in advance of payment to benefit services provider based on prior month actuals.	Monthly actuals based on participants on 1st of each calendar month; Support based on 322 participants	3	$500

Schedule A5

A5.7	Wageworks Benefits - Employer Funded	Service Provider will manage and fund Wageworks benefits plan. A portion of the monthly bill for the service will be shared with Service Provider. Upon a Cobra Qualifying Event for Service Receiver, Service Provider will provide support for enrollment.	Monthly based on Actual Percentage of participants for the Portion of monthly $10K payment; estimated based on 3%	3	$309

A5.8	Aetna Global Medical and Dental Benefits - Employer Funded	Service Provider will manage Aetna Global Medical and Dental Benefits Service for currently enrolled Service Receiver employees and families requesting funding in advance of payment to benefit services provider based on prior month actuals.	Monthly based on Monthly Actuals	3	$56,650

A5.9	Cigna Health Savings (HSA) Benefits - Employee Funded	Service Provider will manage Cigna Health Savings (HSA) Benefits Service for currently enrolled Service Receiver employees and families requesting funding in advance of payment to benefit services provider based on prior month actuals.	Direct Wire once payroll is processed on a bi-weekly basis; Support based on roughly 35 participants	3	$3,500

A5.10	Cigna Health Savings Account (HSA) Benefits - Live Healthier Portion - Employer Funded	Service Provider will manage Cigna Health Savings Account (HSA) Benefits Service for currently enrolled Service Receiver employees and families requesting funding in advance of payment to benefit services provider based on prior month actuals.	Billed as needed in alignment with plan Based on Actuals; Support based on active participants	3	$3,000

A5.11	Cigna Flexible Spending Account (FSA) Benefits - Plan Costs - Employer Funded	Service Provider will manage Cigna Flexible Spending Account (FSA) Benefits Service for currently enrolled Service Receiver employees and families requesting funding in advance of payment to benefit services provider based on prior month actuals.	Direct Wire once payroll is processed on a bi-weekly basis; Support is based on roughly 70 participants	3	$269

A5.12	Cigna Flexible Spending Account (FSA) Benefits - Employee Funded	Service Provider will manage Cigna Flexible Spending Account (FSA) Benefits Service for currently enrolled Service Receiver employees and families requesting funding in advance of payment to benefit services provider based on prior month actuals.	Direct Wire once payroll is processed on a bi-weekly basis; Support based on roughly 70 participants	3	$10,000

A5.13.1	Mercer Benefits - Employee Funded	Service Provider will manage Mercer (Marsh) Benefits (Legal and Auto Benefits) Service for currently enrolled Service Receiver employees requesting funding in advance of payment to benefit services provider based on prior month actuals.	Direct Wire once payroll is processed on a bi-weekly basis; Support based on 150 participants	3	$13,000

A5.13.2	Mercer Benefits - Supplemental Life - Employee Funded	Service Provider will manage Mercer (Marsh) Benefits (Supplemental Life) Service for currently enrolled Service Receiver employees requesting funding in advance of payment to benefit services provider based on prior month actuals. Service Receiver participants will remain on plan until October 1, 2014 then move to a direct billed plan.	Direct Wire once payroll is processed on a bi-weekly basis; Support based on 150 participants	1	$0

Schedule A5

A5.14	United Way Benefits - Employee Funded	Service Provider will not provide any support related to United Way employee deductions.	Service Receiver will remit payment directly to Pikes Peak United Way; Support based on 2 participants	3	$ —

A5.15	ACS, Xerox ISP 401K (Salary) - Employee Loans Only	Service Provider will manage ACS, Xerox, ISP 401K Service for currently enrolled Service Receiver employees and families requesting funding in advance of payment to benefit services provider based on prior month actuals. Transfer funds for loans will happen approximately 13 weeks post spin	Direct Wire once payroll is processed on a bi-weekly basis for Employee Contributions and Employer Match; Support based on 312 participants	Remaining payroll periods in 2014	$11,000

A5.16	Principal 401K (Salary)- Employee Loans Only	Service Provider will manage Principal 401K Service for currently enrolled Service Receiver employees and families requesting funding in advance of payment to benefit services provider based on prior month actuals.	Direct Wire once payroll is processed on a bi-weekly basis for Employee Loan Payments; Support based on 6 participants	3	$0.0
		Principal Loan balances are being transferred to the Xerox program by July 31, 2014. The remaining balances after transfer to Xerox will be transferred with A5.15 within four weeks post spin.

A5.17	AON (National Union Voluntary Accident Insurance) Consulting Services - Employee Funded	Service Provider will manage AON Consulting Service (National Union) for currently enrolled Service Receiver employees and families requesting funding in advance of payment to benefit services provider based on prior month actuals.	Direct Wire once payroll is processed on a bi-weekly basis; Support based on 165 participants	3	$1,600

A5.18	ValueOptions Benefits - Employer Funded	Service Provider will manage ValueOptions Benefit (Employee Assistance Program) Service for eligible Service Receiver employees requesting funding in advance of payment to benefit services provider based on monthly rate and headcount.	Monthly based on a headcount of 322	3	$1,900

A5.19	Cigna Health Reimbursement Account (HRA) - Plan Costs - Employer Funded	Service Provider will manage Cigna Health Reimbursement Account (HRA) Benefits Service for currently enrolled Service Receiver employees and families.	Administrative fee for HRA is billed as a part of monthly Cigna ASO fees Support based on 121 participants	3	$490

Exelis HQ	Service Provider Global Benefits Billing and Management Support Services

A5.20	Service Provider Global Benefits Billings and Management Support Services	Cigna Medical and Express Scripts Support Services - Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants enrolled in Cigna Medical and Express Scripts benefits plan.	Support provided based on 170 Active Participants	3	$957

Schedule A5

		Service Provider will provide invoice to Service Receiver for employer funded benefits on the first of each calendar month of the TSA period. Service Receiver will pay invoice within 10 days of receipt of invoice to ensure funds are available from Service Receiver so Service Provider can dispense payment to 3rd party providers for benefits utilized by Service Receiver active participants.	Monthly

		MetLife Dental Benefits Support Services - Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants enrolled in benefits plan.	Support provided to Active Participants

		Aetna Global Medical and Dental Benefits Support Services - Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants enrolled in benefits plan.	Support provided based on 145 Active Participants

		Cigna Health Reimbursement Account (HRA) Support Services - Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants and their family members enrolled in benefits plan.	Support provided to Active Participants

		Live Healthier Support Services – Service Provider will support the transition of participant information from existing Live Healthier provider to new Live Healthier provider selected by Service Receiver. Support is required by Service Provider for this transition of information to align with HIPPA requirements.	One time support effort to transfer participant information to new provider

		Cigna Flexible Spending Account (FSA) Benefits Support Services - Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants enrolled in Cigna Flexible Spending Account (FSA) benefits plan.	Support provided to active participants

Service provider will provide administration of dependent day care and health care flexible spending accounts (FSAs) for Service Receiver management benefitted employees who elected to contribute to these account(s) in the 2014 plan year.

Exelis SBS Finance	Service Provider Benefits Billing and Management Support Services

A5.21	Service Provider Benefits Billing, Reconciliation, and Management Support Services	Service Provider will use completed payroll cycles documentation from Service Receiver or system of record to identify actuals for the employee benefit deductions for the Service Receiver to prepare and disperse payments to benefit providers.	Monthly	3	$2,000

Schedule A5

Service Receiver will perform a wire transfer of funds based on bi-weekly payroll registers within 24 to 48 hours to Service Provider. Service Provider will dispense payment of benefit services after receipt of wire transfer from Service Receiver.

Service Provider will provide invoice to Service Receiver for employer funded benefits on the first of each calendar month of the TSA period. Service Receiver will pay invoice within 10 days of receipt of invoice to ensure funds are available from Service Receiver so Service Provider can dispense payment to 3rd party providers for benefits utilized by Service Receiver active participants.	Monthly

Service Provider will use bi-weekly payroll register reports outlining the payroll deduction codes for each of the identified benefits of completed payroll cycles document and payroll queries from Service Receiver to validate, reconcile and remit employee benefits for ISP, 401(k) and insurances for the Service Receiver.	Bi-Weekly Pay Periods

Service Provider will use completed and agreed upon payroll cycles and payroll queries from the Service Receiver to transmit interface files to 3rd party vendors on behalf of the Service Receiver.	Weekly or as needed

Service Provider will use information from the Service Receiver to maintain and control files for 401(k) and ISP for the Service Receiver.	Monthly

The Service Provider will use the Year End Payroll Close from Service Receiver to calculate 401k Year to Date totals for employee, employer, and loans and provide report by vendor to the Service Receiver.	Annually

Service Provider will provide reconciliation services to Service Receiver as needed to support the benefits services which are billed based on actuals at first of month. Adjustments to account for fluctuations in participation will be debited or credited on the preceding months invoice.	As Needed

EyeMed Vision Benefits Monthly Finance and Billing Support Services - Service Provider staff accountant on a monthly basis will obtain a deduction report from Infinium identifying the amount of deductions related to EyeMed (code 03910). The Service Provider staff accountant will send an email to Service Receiver indicating how much to fund and providing the backup.	Monthly

Schedule A5

MetLife LTD & STD Benefits Monthly Finance and Billing Support Services - Service Provider on a monthly basis will obtain a query (FWSSLTD) from Infinium identifying the amount of employee deductions for LTD for MetLife. Service Provider Staff accountant obtains the MetLife Advices sent via email identifying the amount of employer contribution for Life and Supp Life. Detail is emailed to MetLife, and the staff accountant will send an email to Service Receiver indicating how much to fund and providing the backup.	Monthly

MetLife Basic Life & ADD Benefits Monthly Billing Management Services - Service Provider on a monthly basis will obtain a query (FWSSLTD) from Infinium identifying the amount of employee deductions for LTD for MetLife. Service Provider Staff accountant obtains the MetLife Advices sent via email identifying the amount of employer contribution for Life and Supp Life. Detail is emailed to MetLife, and the staff accountant will send an email to Service Receiver indicating how much to fund and providing the backup.	Monthly

Cigna Health Savings (HSA) Benefits Monthly Billing Services - Service Provider staff accountant on a weekly basis will determine the amounts that need to be funded for HSA by running a Business Objects report and reconciling the report to the HSA Preliminary for CIGNA. The staff accountant will send an email to Service Receiver indicating how much to fund and providing the backup. NOTE: THIS MUST BE FUNDED BY SAME DAY WIRE ON WEDNESDAYS BEFORE 4PM.	Monthly

Mercer (Marsh) Benefits Monthly Billing Services - Service Provider Payroll Services will manage and fund Mercer (Marsh) Benefit Processing required to support payroll processing upon receipt of interface file and make deduction code changes. Files must be received by the 17th of the month for processing by the end of the month.	Monthly

Mercer (Marsh) Benefits Monthly Reconciliation Services - Service Provider will provide reconciliation services to Service Receiver for the Mercer (Marsh) benefits service which are prepaid by Service Receiver based on prior month actuals. Adjustments to account for fluctuations in participation will be debited or credited on the preceding months invoice.	Monthly

Schedule A5

		ACS, Xerox ISP 401K (Salary) Monthly Billing Services - Service Provider staff accountant on a weekly basis will determine the amounts that need to be pre-billed for the ISP plan by obtaining the Robot and Xerox report and reconciling it with an Infinium report. The staff accountant will send Service Provider an email containing the funding request, with reports showing the Robot, Xerox, and Infinium reports and an explanation for differences.	Weekly or as needed

		Principal 401K (Salary) Monthly Billing Services - Service Provider Payroll Services will provide Principal Loan Processing required to support payroll processing for Service Receiver upon receipt of notification by secured email. Service Provider staff accountant on a weekly basis will obtain a detailed report from Service Receiver payroll detailing the Principal payments. The Service Receiver staff accountant will reconcile the report from Service Receiver payroll services against the email received from Principal detailing the expected payment. The Service Provider staff accountant will send an email to Service Receiver indicating how much to fund and providing the backup. NOTE: THIS IS NOW BEING PERFORMED DURING BUSY PAYROLL WEEKS ONLY (i.e., odd weeks).	Monthly

		AON Consulting Monthly Billing Services - Service Provider staff accountant on a monthly basis will obtain a deduction report from Infinium identifying the amount of prior month deductions related to AON Consulting for Voluntary Accident Insurance (code 00750 and 00760). The Service Provider staff accountant will send an email to Service Receiver indicating how much to fund and providing the backup.	Monthly

Exelis SBS HR	Service Provider Benefits Management and Support Services

A5.22	Service Provider Benefits Management and Support Services	Service Provider will provide daily issue handling for Service Receiver. Service Receiver users can make a phone call or send an email to ask questions related to employee data and/or transactional history.	Support provided to Active participants in the benefits programs noted below	3	$12,035
Service Provider will answers data Input Questions Covered in User Manual to Service Receiver users.

Service Receiver will coordinate issue resolution as needed within the functional areas of Service Provider including IT, Payroll, General Accounting, HQ Benefits and/or third party vendors for Service Receiver.

Service Provide will provide vendor file feed resolution to national carriers. Service Provider will accept phone or email from Service Receiver or external benefits provider and resubmit corrected file feed or corrected actual employee record based on request.

Schedule A5

Service Provider will support Salaried Pension Eligibility file feed questions from field Service Receiver HR staff will be triaged by Service Provider and assist Service Receiver in data correction.

Service Provider will provide Validation Reports from Health & Welfare and Pension. Service Provider will receive reports from 3rd party providers listing errors related to health & welfare data and Service Provider will assist Service Receiver HR field staff to make appropriate changes.

Service Provider will enter benefit updates including urgent updates upon request from the Service Receiver.

Service Provider will make Benefit Changes due to qualifying event upon request from the Service Receiver.

Service Provider will make inquiries relating to benefits and/or personnel information upon request from the Service Receiver.

The following Support Services are offered for the Benefit Areas Identified:

Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants enrolled in Cigna Medical and Express Scripts benefits plan.

Support provided based on 170 Active Participants

Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants enrolled in EyeMed Vision benefits plan.

Support provided to active participants

Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants enrolled in MetLife LTD & STD benefits plan.

Support provided to active participants

Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants enrolled in MetLife Basic Life & ADD benefits plan.

Support provided to active participants

Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants enrolled in Wageworks benefits plan.

Support provided to active participants

Schedule A5

Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants enrolled in Aetna Global Medical and Dental benefits plan.

			Support provided based on 145 Active Participants

Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants enrolled in Cigna Health Savings (HSA) benefits plan.

			Support provided to active participants

Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants enrolled in Cigna Federal Savings (FSA) benefits plan.

			Support provided to active participants

Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants enrolled in Mercer (Marsh) benefits plan.

			Support provided to active participants

Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants enrolled in ACS, Xerox, ISP 401K benefits plan.

			Support provided to active participants

Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants enrolled in Principal 401K benefits plan.

			Support provided to active participants

Service Provider will manage benefits plan on behalf of Service Receiver including discussions for benefits service provider and tasks necessary to manage claims associated with the Service Receivers active participants enrolled in AON Consulting benefits plan.

			Support provided to active participants

Exelis SBS Finance	Payroll Tax Service Support

A5.23	Payroll Tax Service Support	Service Provider will provide support on existing miscellaneous open issues related to corporate payroll tax that have not been resolved at the date of Hard Spin.	As received/or as needed	3	Time and Materials Based on Additional Pricing Section
		Service Provider will provide support with the jurisdictions until POA (Power of Attorney) has been recognized by the State.

		Service Provider will provide Historical Data Support that is needed to provide Service Receiver with payroll tax data prior to Exelis/ITT/Xylem Spin in 2011 in Infinium and ADP Systems.

Schedule A5

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities on a time and materials basis with respect to the one-time set-up fees. The table below will then apply following the completion of the one-time set-up activities.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Schedule A5

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable best efforts to assist Service Receiver in exiting of this agreement. These efforts include:

A5.1 thru A5.18	Benefit Plans Identified in Scope	Support of data extraction requests from the Service Receiver.	Time and Materials Based on Additional Pricing Section
A statement of work is required from Service Receiver to support efforts relating to exiting this TSA agreement from the Service Provider.
A5.20	Service Provider Global Benefits Billing and Management Support Services

A statement of work is required from Service Receiver to support efforts relating to exiting this TSA agreement from the Service Provider. Any changes in processing of payments for benefits identified in scope will require a statement of work to identify additional labor needed to support change in payment processing.

A5.21	Service Provider Benefits Billing, Reconciliation, and Management Support Services

A statement of work is required from Service Receiver to support efforts relating to exiting this TSA agreement from the Service Provider. Any changes in processing of payments for benefits identified in scope will require a statement of work to identify additional labor needed to support change in payment processing.

A5.22	Service Provider Benefits Management Support Services

A statement of work is required from Service Receiver to support efforts relating to exiting this TSA agreement from the Service Provider. Any changes in management of support services for active participants will require a statement of work to identify additional labor needed to support change to alternate support method.

A5.23	Payroll Tax Support Services	A statement of work is required from Service Receiver to support efforts outside of the scope of the existing TSA agreement. No addition support is expected to exit out of this portion of the TSA.

Service Provider will provide the following knowledge transfer services:

A5.1 thru A5.18	Benefit Plans Identified in Scope	Existing non-sensitive documentation maintained by Service Provider will be given to the Service Receiver as it relates to the Benefit services supported by this TSA.	Time and Materials Based on Additional Pricing Section
A5.20	Service Provider Global Benefits Billing and Management Support Services	Existing non-sensitive documentation maintained by Service Provider will be given to the Service Receiver as it relates to the Benefit services supported by this TSA.
A5.21	Service Provider Benefits Billing, Reconciliation, and Management Support Services	Existing non-sensitive documentation maintained by Service Provider will be given to the Service Receiver as it relates to the Benefit services supported by this TSA.
A5.22	Service Provider Benefits Management Support Services	Existing non-sensitive documentation maintained by Service Provider will be given to the Service Receiver as it relates to the Benefit services supported by this TSA.
A5.23	Payroll Tax Support Services	Existing non-sensitive documentation maintained by Service Provider will be given to the Service Receiver as it relates to the Benefit services supported by this TSA.

Schedule A5

Supplemental Services

For requests for supplemental services relating to HR, Benefits and Payroll by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request found in the TSA Operations Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

LOCATIONS

Services are initially provided from Fort Wayne, IN, USA, Rochester, NY, USA, and McLean, VA, USA.

PREREQUISITES

•	Service Receiver will provide accurate and timely information to allow Service Provider to dispense funds to benefit providers.

•	Service Receiver will be responsible for maintaining read only access for the Service Provider’s named individuals to the Infinium modules required to pull the data extracts needed to provide accurate and timely distribution of funds to benefit providers.

•	If Service Receiver sends inaccurate data to Service Provider it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver will accept responsibility for any lagging charges incurred to support the separation efforts including but not limited to consulting services under contract to support the final steps of the separation activities. Charges incurred by Service Provider will be billed via a monthly invoice to Service Receiver.

Schedule A5

DEPENDENCIES

•	Service Receiver must actively be engaged on the Infinium Application TSA and related Business Objects Universe for the duration this agreement is in effect.

•	Service Receiver must remit funds for employee funded benefits via wire transfer within 24 to 48 hours of completion of bi-weekly payroll processing.

•	Service Provider will create and send invoice for employer funded benefits on the first (1st) business day of each month. Invoice will be based on total number of active participants for each benefit plan as of the first (1st) business day of each month. Service Provider will send invoice to Service receiver within five (5) business days following the first (1st) business day of each month. Service Receiver is responsible for payment of invoices to Service Provider for employer funded benefits within 10 days of the invoice date.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	The services documented within this agreement must be exited at the same time and as such cannot be exited in parts.

•	In the event that the Infinium Application is move to new Service Receiver infrastructure before December 31, 2014, Service Receiver must coordinate with Service Provider to continue processing of identified benefits for active participants which may include manual processing or administration of the active participants by the Service Receiver. If the necessary information and required funding cannot be transferred to the Service Provider in alignment with this agreement, it is the responsibility of the Service Receiver to initiate discussions to modify the TSA to support the Service Receiver change of infrastructure and processing.

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

Schedule A5

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

Schedule A6

A6 EMAIL FORWARDING

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—]	Director, EI Messaging Services	[—]	[—]

Exelis Inc.

[—]	Director, Information Technology	[—]	[—]

Vectrus

GENERAL SERVICE DESCRIPTION

Service Provider will perform EXELISINC.com Email Forwarding Services for Service Receiver.

The primary service is to provide a computer processing platform that supports the business applications of the Business, which includes IT support for technology infrastructure.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Schedule A6

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
A6.1	Email Forwarding Support Services	Provide Email Forwarding services for email messages sent to EXELISINC.com. Service Provider will forward messages to new Service Receiver domain addresses.	Unlimited number of emails forwarded	12	$5,000 per month
A6.2	Email Forwarding Contact Management	Service Provider will maintain Exchange contact objects in their Active Directory for all legacy EXELISINC.com SMTP addresses.

A6.3	Email Forwarding Contact Management Escalation	The Service Provider will add additional contact objects within 48 hours of receiving the request from the Service Receiver. Escalations for 4 hour turnaround will be allowed for high profile users and accounts. Each escalation will require Exelis and Vectrus Messaging Manager agreement before the committed 4 hour turnaround can be processed.	As Needed	12	Time and Materials Based on Additional Pricing Section

A6.4	Legacy Mailbox Legal Hold Support	The Service Provider will provide support for legal holds in respect to information required from legacy mailboxes of terminated Service Receiver users that were not migrated to the new Service Receiver Exchange Services environment. Service Provider will support data recovery requests within 10 working days after receipt of request from Service Receiver unless negotiated with Service Provider to provide information in a shorter time period.	As Needed	12	Time and Materials Based on Additional Pricing Section

Services that will not be provided as part of this agreement are:

•	Filtering of spam beyond SenderBase reputation level

•	Legal holds – Emails will not be saved as they will be forwarded to the Service Receiver, and it is the Service Receiver’s obligation to save emails if required by their legal counsel

•	Updating of Service Receiver’s domain changes

Service Provider reserves the right to temporary halt the service, provided notification is given to Service Receiver using commercially reasonable efforts, due to:

•	Unusual increase in volume of emails

•	Threats to security

•	Constraints to network resources

Schedule A6

Should the Service Receiver require changes to the documented services, Parties agree to negotiate in good faith with regard to such modification.

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Schedule A6

Exit Services

No exit services have been identified to be provisioned under this agreement.

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:

A6.1 A6.2 A6.3 A6.4	Email Forwarding Support and Contact Management	No support is required to exit this service agreement. Forwarding services will be discontinued in alignment with this service agreement.	Time and Materials Based on Additional Pricing Section

Service Provider will provide the following knowledge transfer services:

A6.1 A6.2 A6.3 A6.4	Email Forwarding Support and Contact Management	Not required for this service agreement	Time and Materials Based on Additional Pricing Section

Supplemental Services

For requests for supplemental services relating to Email Forwarding by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request provided in the TSA Operations Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

LOCATIONS

Services are initially provided from Fort Wayne, IN, USA and Culpepper, VA, USA to Global locations.

Schedule A6

PREREQUISITES/DEPENDENCIES

•	The Service Receiver will provide a list of obsolete contact objects that can be removed by the Service Provider on a monthly basis.

•	Service Provider’s Exchange Organization must be authoritative for the EXELISINC.com (Simple Mail Transfer Protocol) SMTP address space and the Service Receiver’s Exchange Organization must not add exelisinc.com to its Email Address Policy.

•	The Service Receiver will not use the domain email.exelisinc.com for the period of time which this agreement is in effect

•	The Service Receiver will coordinate all legacy messaging DNS record changes with the Service Provider.

•	Service Receiver must have Cisco Iron Port hardware and software licenses active and maintained for the period of time in which this agreement is in effect.

•	Service Receiver must have Transport Layer Security (TLS) enabled and maintained for the period of time in which this agreement is in effect.

•	Service Receiver must have Microsoft Exchange active and maintained for the period of time in which this agreement is in effect.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	Service Receiver must have a Technical Assistance Agreement in place with the U.S. Government for the period of time in which this TSA agreement is in effect for any non-US citizens who are Exchange Org Administrators and Enterprise Administrators administrating (or give themselves permission to) the Americas site from outside the US.

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

SERVICE LEVEL

Service Provider will classify incidents at its own discretion and will make commercially reasonable efforts to resolve incidents with service delivery.

In the event incidents cannot be resolved, Service Provider shall promptly notify Service Receiver and work together to try and resolve such incidents.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

Schedule A6

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

Schedule A7

A7 TRAVEL BOOKING AND FULFILLMENT SERVICES

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—]	Manager, Exelis Corporate Travel Department	[—]	[—]

Exelis Inc.

[—]	Manager, Accounts Payable & Travel Accounting	[—]	[—]

Vectrus

GENERAL SERVICE DESCRIPTION

The Service Provider will provide Travel Booking and Fulfillment Services on a 24/7 basis to include online booking tool access and telephonic agent access to support the travel service needs of Service Receiver including air and rail ticket issuance, ground transportation and hotel reservations. All services and support as outlined in the Scope of Services document provided to Service Receiver post-spin will mirror the services and support Service Receiver receives prior to the spin-off from Service Provider.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Schedule A7

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
Online Reservation Processes & Services

A7.1	Online Reservation Processes & Services	Service Provider will provide the following services to Service Receiver in support of online reservation processes and services:		3	Transaction Based Billing
		Access	700 per month
Service Provider will provide access to Concur Travel for Profiled Service Receiver employees.
		Profiles	700 per month
Service Provider will maintain the link for the HR Data feed to create and terminate Profiles for Service Receiver.
Service Provider will provide automatic Online Profile sync to GDS Profile for Service Provider.
Service Provider will maintain the association of Profiles to Org Units, Travel Rules and other key fields for Service Receiver.
		Hierarchy	As Needed
Service Provider will maintain the current Org Unit hierarchy for Service Receiver.
Service Provider will add new Org Units as needed.
Service Provider will ensure Profiles are associated to the appropriate hierarchy.
		Travel Rules	As Needed
Service Provider will program Concur Travel Rules based on Service Receiver Travel Policy including Export Control Process, High Risk Country Approval Process, and Fly American Act compliance.
Service Provider will maintain the defined Travel Rule workflow.
Service Provider will ensure GDS lodging rates are available to drive the Travel Rule settings.
		Booking	5,000 Annually
Service Provider will ensure online booking tool allows profiled Service Receiver employees to create reservations for air, rail, car and hotel.
Service Provider will ensure preferences from Profile are applied.
Service Provider will ensure appropriate corporate discounts are applied.
Service Provider will provide access to non-GDS inventory via online booking tool.
Service Provider will ensure Preferred Hotels are identified.
Service Provider will ensure lowest cost travel inventory is offered and travel inventory outside of the Travel Rule parameters invokes defined workflow.

Schedule A7

		Help Desk & Training	As Needed
Service Provider will provide telephonic help desk assistance with online booking to Service Receiver profiled employees.
Service Provider will provide online booking training as needed.
Service Provider will assist with vendor issue resolution.
Service Provider will assist with understanding and reconciliation of invoicing.
Telephonic Agent Booked Reservations

A7.2	Telephonic Agent Booked Reservations	Service Provider will provide the following services to Service Receiver in support of Telephonic Agent Booked Reservations.		3	Transaction Based Billing
		Access	200 Monthly
Service Provider will provide telephonic access to Travel Consultants during normal Service Provider Corporate Travel Department business hours at current service level.
Service Provider will provide email access to Travel Consultants at current service level.
		GDS Profiles	As Needed
Service Provider will maintain the GDS Profiles including key fields for Service Receiver.
Service Provider will delete terminated employees’ GDS Profiles upon notification of termination from Service Receiver.
Service Provider will manually add key fields such as medical deviation approval, VIP status as requested by Service Receiver.
		Travel Policy	As Needed

Service Provider shall apply the Service Receiver Travel Policy to Service Providers Travel Consultants’ scripts as needed including Export Control Process, High Risk Country Approval Process, and Fly American Act compliance.

		Travel Consultant Reservation Process	200 Monthly
Service Provider will offer lowest logical travel options.
Service Provider will create reservations for air, rail, rental car, hotel and car services for Profiled and non-Profiled Service Receiver employees.
Service Provider will document the travel records with exceptions, reason codes and other key reporting information.
Service Provider will make requested changes to booked reservations – this includes exchanged, cancelled, refunded or voided reservations.
Service Provider will provide travel information on a variety of travel vendors, services and options.
Service Provider will provide information and documentation to the Service Receiver Final Approver when exceptions outside of Service Receiver Travel Policy are requested.
Service Provider will provide required information to the Service Receiver CTS Final Approver.

Schedule A7

	Payment Methods		200 Monthly

A7.3	Payment Methods	Service Provider will apply the Service Receiver corporate card as payment method for Service Receiver travelers who are cardholders.	200 Monthly	3	Transaction Based Billing

Service Provider Travel Consultants will apply as approved by the authorized Service Receiver CTS Final Approver the appropriate Service Receiver CTS account as payment method for Service Receiver travelers who are not cardholders.

	Ticket Issuance

A7.4	Ticket Issuance	Service Provide will Issue all air and rail tickets as electronic tickets for Service Receiver.	500 Monthly	3	Transaction Based Billing

	Quality Control

A7.5	Quality Control	Service Provider will document the itinerary with ticket/confirmation numbers and other needed details for Service Receiver.	800 Monthly	3	Transaction Based Billing
		Service Provider will apply the Lowest Logical Airfare to the Service Receiver Invoice.
		Service Provider will apply the Service Receiver Travel Policy to quality control programming as required.
		Service Provider will provide continuous low fare search and notification if applicable.
		Service Provider will apply the Service Receiver High Risk Country Approval process when an identified high risk country is a destination.
		For all international travel, Service Provider will apply Service Receiver Export Control Process prior to ticket issuance.
		Service Provider will document the travel record with key reporting information.

	Point of Sale Transaction Fees

A7.6	Point of Sale Transaction Fees	Service Provider will charge the agreed upon transaction fee at the point of sale or as soon as practical.	As Applicable	3	Transaction Based Billing

	Itineraries and Invoices

A7.7	Itineraries and Invoices	Service Provider will issue electronic itineraries as soon as possible after ticket issuance or after reservation changes.	As Needed	3	Transaction Based Billing
		Service Provider will issue electronic invoices as soon as possible after payment confirmation and ticket issuance or after reservation changes.
		Service Provider will distribute the electronic itinerary and invoices to the email addresses in the Profile for the Service Receiver traveler.
		Service Provider will provide ‘back-up’ Travel Invoices as needed.

	Unused Tickets, Credits, Voids & Refunds

A7.8	Unused Tickets, Credits, Voids & Refunds	Service Provider will process unused tickets, credits (MCO), voided tickets and refunded tickets as needed.	50 Monthly	3	Transaction Based Billing
		Service Provider will add unused ticket information to the online booking tool for association to Profile of Service Receiver traveler.
		Service Provider will manage unused tickets and credits to provide maximum asset recovery and usage.

Schedule A7

	Emergency Afterhours Service

A7.9	Emergency Afterhours Service	Service Provider will provide access to 3rd party Travel Consultants when the Service Provider Travel Department is closed or due to extended telephone hold time the call is transferred to the after-hours service during normal business hours.	As Needed	3	Transaction Based Billing
		Service Provider will ensure reservations created by the 3rd party Travel Consultants meet Service Receiver requirements.

	Travel Risk Management

A7.10	Travel Risk Management	Service Provider will queue a copy of all travel records to iSOS for inclusion in TravelTracker.	800 Monthly	3	Transaction Based Billing
		Service Provider through iSOS will provide travel alerts, passport, visas and country entry requirements.
		Service Provider will provide identification of Service Receiver employees who are possibly impacted as a result of a world, travel or weather event.

	Customer Service

A7.11	Customer Service	Service Provider will maintain current customer service levels for Service Receiver.	As Needed	3	Transaction Based Billing
		Service Provider will communicate industry updates and changes as applicable including direct emailings and newsletters.

	VIP Travelers

A7.12	VIP Travelers	Service Provider will provide a separate telephonic access to top 4 predefined Service Receiver VIPs.	As Needed	3	Transaction Based Billing
		Service Provider will apply Service Receiver VIP Travel Policy to VIP reservations.

	Reporting

A7.13	Reporting	Service Provider will provide the following reports to the Service Receiver. Monthly reports will be delivered by the 20th of the next month and weekly reports by the following Wednesday.	See below	3	Transaction Based Billing
		Monthly Air Activity	1 Monthly
		Monthly Rental Car Activity	1 Monthly
		Monthly Hotel Activity	1 Monthly
		Monthly Exception Report	1 Monthly
		Monthly Other Key Statistics and Performance Report	1 Monthly
		Weekly Export Control Compliance Report	1 Weekly
		Service Provider will create ad-hoc reports as requested by Service Receiver.	As Needed

	Business Review

A7.14	Business Review	When applicable Service Provider travel manager will meet with Service Receiver representatives to review travel program.	As Needed	3	Time and Materials Based on Additional Pricing Section

Schedule A7

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same Services and Support to the Service Receiver as outlined in the Scope of Services document and will mirror the services and support provided prior to the spin-off to the Service Receiver.

The billing for services rendered will be a point of sales (POS) transaction fee. The Service Receiver’s transaction fees are based on current volume, current Service Provider’s cost, travel booking type, action needed and service source. If the transaction fee revenue is more than 10% less than projected at the time of establishing the transaction fee, the Service Provider shall inform the Service Receiver and adjust the transaction fees to cover Service Provider’s operational cost for support of the Service Receiver.

The transaction fee will be charged directly to the traveler’s corporate card or the business unit’s Central Travel Services (CTS) account at the point of sale or reservation of travel vendor inventory.

In 2nd Quarter 2015, a true-up of the Service Provider’s 2014 rebates/commissions will be performed. Rebates/commissions, less the 3% TSA fee, above the Service Provider’s cost to support the Service Receiver will be returned to Service Receiver.

Scenario	Other Fees	Point of Sale Transaction Fees
Travel volumes are sufficient to maintain the expected revenue from transaction fees	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	The POS transaction fees will not increase.

Travel volumes are reduced or travel patterns change and expected revenues from transaction fees are reduced by 10% month over month	Service Provider will provide documentation of cost and revenue offset for acceptance by the Service Receiver. The Service Receiver shall reimburse the Service Provider for the lost revenue.	The POS transaction fee may be increased with agreement from the Service Receiver.

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Schedule A7

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. After the selection of a 3rd party travel booking & fulfillment agency a comprehensive list can be determined. These efforts could include:

A7.1 thru A7.12	Travel Booking & Fulfillment Services	Service Provider will require a statement of work outlining the support hours required to assist Service Receiver from existing services agreement including the following service areas:	Time and Materials Based on Additional Pricing Section
Service Provider will provide complete listing of active user profiles to Service Receiver.
Service Provider will provide details of current Concur Travel set-up including rules, messaging, applicable discount codes
Service Provider will provide details of past travel reservations to support new travel booking agency
Service Provider will provide Service Receiver will list of Unused Tickets
Service Provider will provide Communication Plan for change in contact information
Service Provider will provide reporting examples

Service Provider will provide the following knowledge transfer services:

A7.1 thru A7.12	Travel Booking & Fulfillment Services	Service Provider will require a statement of work for transfer of knowledge and services to either Service Receiver or new travel booking partner established by Service Receiver.	Time and Materials Based on Additional Pricing Section

Supplemental Services

For requests for supplemental services relating to the Travel Booking and Fulfillment by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request found in the TSA Operations Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider

Schedule A7

(as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

LOCATIONS

Services are initially provided from Palm Coast FL, USA to US based sites and non-US locations as needed.

PREREQUISITES/DEPENDENCIES

•	Service Provider will deliver the same Services and Support to the Service Receiver as outlined in the Scope of Services document and will mirror the services and support provided prior to spin-off to the Service Receiver.

•	The billing for services rendered will be a point of sales (POS) transaction fee. The Service Receiver’s transaction fees are based on current volume, current Service Provider’s cost, travel booking type, action needed and service source. If the transaction fee revenue is more than 10% less than projected at the time of establishing the transaction fee, the Service Provider shall inform the Service Receiver and adjust the transaction fees to cover Service Provider’s operational cost for support of the Service Receiver.

•	The transaction fee will be charged directly to the traveler’s corporate card or the business unit’s Central Travel Services (CTS) account at the point of sale or reservation of travel vendor inventory.

•	In 2nd Quarter 2015, a true-up of the Service Provider’s 2014 rebates/commissions will be performed. Rebates/commissions, less the 3% TSA fee, above the Service Provider’s cost to support the Service Receiver will be returned to Service Receiver.

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services. Incidents classified using this methodology will be triaged as documented in Attachment A.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

Schedule A7

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

Schedule A7

ATTACHMENT A

The Corporate Travel Department staff or afterhours support service is accessible, based on need and criticality, 24 hours a day, 7 days a week, 365 days a year, through the Exelis Corporate Travel Department main telephone number, 386-446-6545 or 855-957-8747. Emergency contact information for the Exelis Corporate Travel Department Manager is 386-986-7795.

René Colyer, Manager Exelis Corporate Travel Department can be reached by phone or email and is ready to provide assistance for any travel service related concerns. Depending on the urgency, severity, and scope of the problem, below are the recommended contact methods:

1.	Exelis Corporate Travel Department:

Phone: General Phone Number: 386-446-6545

Toll Free Phone Number: 855-957-8747

Email: travel@exelisinc.com (please note the mailbox is not monitored during non-business hours)

2.	[—], Manager Exelis Corporate Travel Department:

Work Phone: [—]

Mobile Phone: [—]

Text Message: [—]

Email: [—]

Schedule A8

A8 APPLICATIONS HOSTING AND SUPPORT SERVICES

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—] Exelis Inc.	Director of Enterprise Applications	[—]	[—]

[—] Vectrus	Director, Information Technology	[—]	[—]

GENERAL SERVICE DESCRIPTION

Service Provider will provide infrastructure hosting and maintenance and application support for Service Receiver, as well Service Provider will provide Active Directory account maintenance support services for approved individuals from Service Receiver to access the hosted financial applications. Service Provider will also provide Service Desk Support Services for Service Receiver for all TSAs during the TSA hosting period.

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Schedule A8

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
	OMS Application Support and Continued Availability
A8.1	OMS Application Infrastructure Hosting Service	Service Provider will host system access and provide availability on the DE1 iSeries to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Hosting Fee	7	$3,052
A8.2	OMS Application Support and Continued Availability	Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Application Support provide for hosted application	7	$4,179
		Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.
		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.	2 Remedy tickets per month
	Infinium (AP, GL, FA, PY, PE, SO, CM, GT, PL) Application Support and Continued Availability
A8.2	Infinium Application DE1 and DE3 Infrastructure Hosting Service	Service Provider will host system access and provide availability on the DE1 iSeries and DE3 iSeries to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Hosting Fee	7	$18,314
A8.3	Infinium (AP, GL, FA, PY, PE, SO, CM, GT, PL) Application Support and Continued Availability	HR/Benefits - Infinium PE	Monthly Application Support provide for hosted application	7	$12,664
		Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.
		Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.
		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.	2 Remedy tickets per month
A8.4		Payroll - Infinium PY Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application. Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.	Monthly Application Support provide for hosted application	7	$4,217

Schedule A8

		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.	2 Remedy tickets per month
A8.5		AP - Infinium AP	Monthly Application Support provide for hosted application	7	$847
		Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.
		Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.
		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.	2 Remedy tickets per month
A8.6		Financials - All other Infinium modules	Monthly Application Support provide for hosted application	7	$615
		Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.
		Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.
		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.	2 Remedy tickets per month
	Web Apps & Interfaces (OnBase) Application Support and Continued Availability
A8.7	OnBase Application Infrastructure Hosting Services	Service Provider will host system access and provide availability on the WinTel Server Environment to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Hosting Fee	7	$1,221
A8.8	Web Apps & Interfaces (OnBase) Application Support and Continued Availability	Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Application Support provide for hosted application	7	$2,983
		Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.
		Service Provider will manage and support all interfaces to the Service Receiver’s Hosted Financial Applications and ensure each runs as scheduled.
		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.	2 Remedy tickets per month

Schedule A8

	Web Apps & Interfaces (KOFAX) Application Support and Continued Availability
A8.9	KOFAX Application Infrastructure Hosting Services	Service Provider will host system access and provide availability on the WinTel Server Environment to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Hosting Fee	7	$1,221
A8.10	Web Apps & Interfaces (KOFAX) Application Support and Continued Availability	Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Application Support provide for hosted application	7	$2,983
		Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.
		Service Provider will manage and support all interfaces to the Service Receiver’s Hosted Financial Applications and ensure each runs as scheduled.
		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.	2 Remedy tickets per month
	Web Apps & Interfaces (CVM) Application Support and Continued Availability
A8.11	CVM Application Infrastructure Hosting Services	Service Provider will host system access and provide availability on the WinTel Server Environment to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Hosting Fee	7	$1,221
A8.12	Web Apps & Interfaces (CVM) Application Support and Continued Availability	Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Application Support provide for hosted application	7	$2,983
		Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.
		Service Provider will manage and support all interfaces to the Service Receiver’s Hosted Financial Applications and ensure each runs as scheduled.
		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.	2 Remedy tickets per month
	Web Apps & Interfaces (DOA) Application Support and Continued Availability
A8.13	DOA Application Infrastructure Hosting Services	Service Provider will host system access and provide availability on the WinTel Server Environment to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Hosting Fee	7	$1,221

Schedule A8

A8.14	Web Apps & Interfaces (DOA) Application Support and Continued Availability	Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Application Support provide for hosted application	7	$2,983
		Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.
		Service Provider will manage and support all interfaces to the Service Receiver’s Hosted Financial Applications and ensure each runs as scheduled.
		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.	2 Remedy tickets per month
	Web Apps & Interfaces (PCARD) Application Support and Continued Availability
A8.15	PCARD Application Infrastructure Hosting Services	Service Provider will host system access and provide availability on the WinTel Server Environment to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Hosting Fee	7	$1,221
A8.16	Web Apps & Interfaces (PCARD) Application Support and Continued Availability	Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Application Support provide for hosted application	7	$2,983
		Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.
		Service Provider will manage and support all interfaces to the Service Receiver’s Hosted Financial Applications and ensure each runs as scheduled.
		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.	2 Remedy tickets per month
	Web Apps & Interfaces (Global T) Application Support and Continued Availability
A8.17	Global T Application Infrastructure Hosting Services	Service Provider will host system access and provide availability on the WinTel Server Environment to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Hosting Fee	7	$1,221
A8.18	Web Apps & Interfaces (Global T) Application Support and Continued Availability	Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Application Support provide for hosted application	7	$2,983
		Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.
		Service Provider will manage and support all interfaces to the Service Receiver’s Hosted Financial Applications and ensure each runs as scheduled.

Schedule A8

		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.	2 Remedy tickets per month
	Web Apps & Interfaces (TCAS) Application Support and Continued Availability
A8.19	TCAS Application Infrastructure Hosting Services	Service Provider will host system access and provide availability on the WinTel Server Environment to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Hosting Fee	12	$1,221
A8.20	Web Apps & Interfaces (TCAS) Application Support and Continued Availability	Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Application Support provide for hosted application	12	$2,983
		Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.
		Service Provider will manage and support all interfaces to the Service Receiver’s Hosted Financial Applications and ensure each runs as scheduled.
		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.	2 Remedy tickets per month
	JAMIS, eTime, JamisDW Application Support and Continued Availability
A8.21	JAMIS, eTime, JamisDW Applications Infrastructure Hosting Services	Service Provider will host system access and provide availability on the WinTel Server Environment to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Hosting Fee	7	$18,314
A8.22	JAMIS, eTime, JamisDW Application Support and Continued Availability	JAMIS / DW	Monthly Application Support provide for hosted application	7	$20,652
		Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.
		Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.
		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.
		eTime
		Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.

Schedule A8

		Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.
		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.	2 Remedy tickets per month
	Business Objects Application Support and Continued Availability
A8.23	Business Objects Applications Infrastructure Hosting Services	Service Provider will host system access and provide availability on the Server Environment to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Hosting Fee	7	$9,157
A8.24	Business Objects Application Support and Continued Availability	Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Application Support provide for hosted application	7	$1,196
		Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.
		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.	2 tickets per month
	AssetSmarT Application Support and Continued Availability
A8.25	AssetSmarT Applications Infrastructure Hosting Services	Service Provider will host system access and provide availability on the WinTel Server Environment to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Hosting Fee	7	$3,052
A8.26	AssetSmarT Application Support and Continued Availability	Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Application Support provide for hosted application	7	$5,974
		Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.
		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.	2 Remedy tickets per month
	Service Desk Support
A8.29	Service Desk Support for all Services provided to Vectrus via TSAs	Service Provider will provide Enterprise Service Desk support for service requests received from Service Receiver during business hours identified within TSA Operations Handbook.	Service Desk Support Services not to exceed 100 tickets per month	24	$7,986

Schedule A8

		Service Provider will follow prioritization and acceptance criteria identified within agreed upon Service Level Agreements identified within the TSA Operations Handbook.
		Service Provider will capture, route, and respond to Remedy Tickets submitted by Service Receiver Service Desk in accordance with service level agreements outlined within the TSA Operations Handbook.
	Active Directory Support Services
A8.30	Active Directory Services for Access Requests to Hosted Applications	Active Directory Services required to manage accounts established to allow access to Service Receiver users to Service Provider Hosted Applications during the TSA Applications Hosting period.	As Needed	7	Time and Materials Based on Additional Pricing Section

Service Provider will provision accounts in Service Provider Active Directory to allow access to TSA Hosted Applications in accordance with the service level agreement identified in the TSA Operations Handbook. Requests for new accounts from Service Receiver will be considered at a medium status.

Service Provider will de-provision accounts in the Exelis Active Directory within 10 days of receiving Remedy request to disable access for Service Receiver terminated user. This process will be followed in accordance to the service level agreement identified in the TSA Operations Handbook.

	Exelis International Paystub Viewer
A8.31	Exelis Paystub Viewer to Infinium DE3	Service Provider will host system access and provide availability on the Server Environment to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Hosting Fee	7	$1,221
A8.32	Exelis International Paystub Viewer Application Support and Continued Availability	Service Provider will maintain application availability to Service Receiver during normal scheduled uptime for the identified Hosted Financial Application.	Monthly Application Support provide for hosted application	7	$2,983
		Service Provider will provide the appropriate change testing and change management to apply software upgrades and patches to the Hosted Financial Application utilized by Service Provider.
		Service Provider will manage and support all interfaces to the Service Receiver’s Hosted Financial Applications and ensure each runs as scheduled.
		Service Provider will respond to service requests reported by Service Receiver as recorded in Remedy Tickets during normal business hours. Non critical support is covered between 7am and 5pm EDT.	2 Remedy tickets per month
	Access to Hyperion Financial System
A8.33	Access to Hyperion Financial	Service Provider will provide access at no charge to identified Service Receiver employees for a period not to exceed 60 days post spin to allow Service Receiver to complete the final quarterly close activities for Service Provider. Service Receiver will also have access to historical information required for to support filing obligations.	Access will be provided at No Charge	2	$0.0

Schedule A8

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the other Service Provider.

Schedule A8

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:
A8.2	OMS Data Extract	Service Provider will extract and provide a one-time extract of Purchase Order Data from OMS for a load into Infinium Purchasing on the Service Receiver’s new infrastructure.	Time and Materials Based on Additional Pricing Section
A8.2	OMS Historical data access	Service Provider will provide access to historical data. Provide application source code and Service Receiver data hosted within the Service Provider environment.
A8.3 A8.4 A8.5 A8.6	Infinium (AP, GL, FA, PY, PE, SO, CM, GT, PL) - Data Extract	Service Provider will extract and provide a one-time extract of Service Receiver Infinium data from DE1 and DE3 for migration into Service Receiver’s new infrastructure.
A8.3 A8.4 A8.5 A8.6	Infinium (AP, GL, FA, PY, PE, SO, CM, GT, PL) - Historical data access and extract

Service Provider will provide access short term and provide a process to support the transfer of Infinium historical data. This would include Service Receiver AP data that Service Provider has not yet received from ITT Corp.

A8.8 A8.10 A8.12 A8.14 A8,16 A8.18	Web Applications (OnBase, KOFAX, CVM, DOA, PCARD, Global T) - data migration

Service Provider will extract and provide a one-time extract of Purchase Order Data from OMS for a load into Infinium Purchasing on the Service Receiver’s new infrastructure. Service Provider will also provide a one-time data transfer of the Service Receiver’s historical invoices.

A8	Applications Transition Support to Service Receiver Environment	Service Provider requires a Statement of Work for assistance or knowledge transfer required to setup and establish the separate application environment for Service Receiver.
A8	Infrastructure Transition Support to Service Receiver	Service Provider requires a Statement of Work for assistance or knowledge transfer required to setup and establish the separate infrastructure environment for Service Receiver.
A8.29	Service Desk Support	Service Provider requires Statement of Work for assistance or knowledge transfer required to transfer open Remedy ticket information to Service Receiver.
A8.30	Active Directory Support	Upon termination of this Application Hosting and Support TSA, all accounts setup within the Service Provider Active Directory environment will be deleted.

Schedule A8

Supplemental Services

For requests for supplemental services relating to the Infrastructure and Application Hosting and Support Services by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request found in the TSA Operations Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver; Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

LOCATIONS

Services are initially provided from Fort Wayne, IN, USA to global locations.

PREREQUISITES/DEPENDENCIES

•	Exelis security requirements necessitate Service Receiver shall adhere to security and access controls established by Service Provider for all application hosted by Service Provider. Any exceptions to the defined policies, standards, or procedures must be documented and approved by Service Provider.

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Approved elevated accounts will be granted access to production environment(s) in support of jointly run Service Provider and Service Receiver software. Service Provider reserves the right to remove elevated access for Service Receiver if evidence has been found that approved access has been used inappropriately to access Service Provider data.

•	Elevated accounts request and renewals from Service Receiver must follow the Service Provider IT Security Policy and processes.

•	Service Receiver will be responsible for assuring that the approved elevated accounts are not used to access Service Provider data.

Schedule A8

•	Service Receiver agrees that developers will not maintain access to production systems hosted by Service Provider.

•	In the event that Service Receiver grants access to production systems which causes an impact to the completeness and accuracy of the Service Receiver data, the Service Provider will not be held liable for the loss of the data or the financial impact caused by the loss of the data.

•	Service Receiver shall adhere to the defined IT General Controls (ITGC) and compliance processes including but not limited to:

a.	Following the schedule for periodic access reviews as defined in the ITGC Governance Calendar for all financial applications hosted by Service Provider and any systems or resources established in this environment supporting access to financial and privileged IT systems.

b.	Following defined standards for provisioning and de-provisioning of access to all financial applications hosted within the Service Provider environment or any systems or resources established in this environment supporting access to financial systems.

c.	Following defined standards for provisioning and de-provisioning elevated rights within the Service Provider environment or any resource established in this environment supporting access to financial and IT systems.

d.	Providing copies of the periodic review documents as well as any artifacts requested in support of the ITGC and supporting compliance processes.

•	Service Provider has the right to audit at their discretion to ensure compliance with these defined requirements.

•	Service Receiver shall remediate any non-compliance issues within 30 days of notification unless otherwise agreed upon or official spin-off occurs. This includes providing updates as required for the remediation plans as well as the evidence requested in support of the remediation of the identified observation.

•	Service Receiver shall provide to Service Provider within 30 days of the effective date of this agreement, a list of all Service Receiver user accounts required to be maintained within the Service Provider’s Active Directory Environment which allows Service Receiver users to access hosted financial systems within the Service Provider’s environment. Failure to provide the list of user accounts by the Service Receiver poses a risk that access to the hosted financial systems will be interrupted.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

Schedule A8

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

Schedule A9

A9 NETWORK AND VOICE SERVICES FOR FOLBOS

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—] (Network) Exelis Inc.	Director, Network and Data Center Services	[—]	[—]

[—] (Voice) Exelis Inc.	Director, Unified Communications and Messaging	[—]	[—]

[—] Vectrus	Director, Information Technology	[—]	[—]

GENERAL SERVICE DESCRIPTION

Service Provider will provide Network Connectivity Services with Administrative Support for the FOL BOS program within Service Receiver which is located next door to Service Provider location in Newport News, VA. Service Provider will also provide Local and Long Distance Voice Services, with Administrative Support to FOL BOS program within Service Receiver which is located next door to Service Provider location in Newport News, VA.

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Schedule A9

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
	Network Connectivity Services to Service Receiver Data Center
A9.1	Network Connectivity Services to Service Receiver Data Center	Service provider will provide secure access to network resources for identified Service Receiver users located in an adjacent office to the Service Providers Newport News, VA location.	Unlimited number of network transactions	1	$500

Service Provide will restricted access to the Service Receiver network resources through an existing network connection located at the Service Providers Newport News, VA location via access control lists over Service Provider’s existing network equipment:

		Service Provider will provide utilization of existing AVPN circuit on the Service Provider WAN.
		Service Provider will provide utilization of existing Cisco router hardware as method to provide controlled access to Service Receiver’s data center resources.
		Service Provider will provide utilization of existing network switch hardware as method to provide controlled access to Service Receiver’s data center resources.

Service provider will create and maintain Access Control Lists (ACL) on Service Provider router via the Service Provider AVPN circuit to provide access to the Service Provider Data Center located in Colorado Springs, CO.

		Service provider will provide network cables from the Service Provider network closet to Service Receiver’s user workstation within the designated area identified in the subleasing agreement.
A9.2	Administrative Support of Networking Services	Service Provider will provide maintenance and support for networking services to the Service Receiver’s users located in the designated area identified in the subleasing agreement.	As Needed	1	Time and Materials Based on Additional Pricing Section
	Local and long distance voice services.
A9.3	Local and long distance voice services	Service provider will provide access to local and long distance voices services for identified Service Receiver users located in an adjacent building through an existing voice circuit and PRI lines located at the Service Providers Newport News, VA location.	Unlimited number of voice transactions	1	$250
		Service provider will provide the following telephony equipment and services to identified Service Receivers users.	Monthly Services provided to Identified Service Receiver Users
		Service provider will provide 9 Digital Telephone Handsets.

Schedule A9

Service Provider will provide 9 Telephone numbers from the existing phone number range assigned to Service Provider PRI circuit.
Service Provider will provide station cabling and services for 9 digital telephone handsets.
Service Provide will manage and provide services via the Service Providers telephone switch (PBX)
Service Provider will allow Service Receiver to use existing telephone circuit in support of local and long distance voice services.
Service Provider will provide 9 Service Receiver users with Voice Mail Accounts.
Service Provider will provide 1 Analog Conference Phone for utilization by identified Service Receiver users.
Service Provider will provide 1 Analog FAX line for utilization by identified Service Receiver users.
A9.4	Administrative and Support of Voice Services	Service Provider will provide maintenance and support for networking services to the Service Receiver’s users located in the designated area identified in the subleasing agreement. Provide telephony equipment and services support (labor).	As Needed	1	Time and Materials Based on Additional Pricing Section

Schedule A9

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Schedule A9

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:

A9.1	Network Connectivity Services to Service Receiver Data Center	Service Provider will require a statement of work for removal of network cabling and connections in place to support continued connectivity to Service Receiver’s data center during the TSA service period.	Time and Materials Based on Additional Pricing Section

A9.3	Local and long distance voice services	Service Provider will require a statement of work for removal of voice handsets, FAX lines, conference phones, cabling, and connections in place to support continued connectivity to Service Receiver’s data center during the TSA service period.

Service Provider will provide the following knowledge transfer services:

A9.1	Network Connectivity Services to Service Receiver Data Center	Service Provider will require a statement of work for knowledge transfer of existing network configuration to Service Receiver.	Time and Materials Based on Additional Pricing Section

A9.3	Local and long distance voice services	Service Provider will require a statement of work for knowledge transfer of existing local and long distance voice services configuration to Service Receiver.

Supplemental Services

For requests for supplemental services relating to Network and Voice Services by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request found within the TSA Operational Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

Schedule A9

LOCATIONS

Services are initially provided from Fort Wayne, IN, USA and/or Culpepper, VA, USA to Newport News, VA, USA location.

PREREQUISITES/DEPENDENCIES

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver must coordinate with Service Provider to ensure that either direct access to Receiver’s network is available for the period of this TSA.

•	Service Receiver is responsible for equipment which has provided for their usage during this TSA period.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

Schedule A9

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

Schedule A10

A10 MICROSOFT SUPPORT SERVICES UNDER

EXELIS ENTERPRISE AGREEMENT

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—] Exelis Inc.	Director, IT Shared Business Services	[—]	[—]

[—] Vectrus	Director, Information Technology	[—]	[—]

GENERAL SERVICE DESCRIPTION

Service Provider will perform Microsoft Enterprise Agreement License Usage Services, Microsoft Enterprise Agreement O365 License Usage Services, Tenant Space Administration Services, and True-Up and License Support Services for Service Receiver.

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Schedule A10

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
A10.1	Microsoft Enterprise Agreement License Usage	This service will allow Service Receiver to remain on existing Service Provider Microsoft Enterprise Agreement until either the termination of the current contract period (10/31/2014) or at such time the Service Receiver and Service Provider elect to obtain separate and unique service agreements with Microsoft.	Agreement covers devices identified as covered by Exelis EA with Microsoft as of True-Up conducted Oct 2013	1	$37,030

This agreement covers the desktops, servers, operating systems, and applications identified within the Service Provider’s network prior to official spin-off. Any licenses to support these areas post spin-off are the responsibility of the Service Receiver to purchase with the Service Provider discount allotments identified under the existing Microsoft Enterprise Agreement.

A10.2	Microsoft Enterprise Agreement O365 License Usage	This service will allow Service Receiver to remain on existing Service Provider Microsoft Enterprise Agreement until either the termination of the current contract period (10/31/2014) or at such time the Service Receiver and Service Provider elect to obtain separate and unique service agreements with Microsoft.	Agreement covers O365 licenses identified as covered by Exelis EA with Microsoft as of True-Up conducted Oct 2013	1	$38,289

This agreement covers the Office 365 licenses currently covered within the Service Provider Enterprise Agreement (EA) with Microsoft that Service Receiver currently utilizes within the Office 365 tenant space entitled “Exelisintl.com” and any new tenant space that is established under the Service Provider EA to allow Service Receiver to establish and setup a unique tenant space under their new name.

A10.3	Tenant Space Administration Support Services	Service Provider will provide support services to Service Receiver for administration of existing tenant space established as “Exelisintl.com” under the Service Provider EA agreement with Microsoft.	As Needed	1	Time and Materials Based on Additional Pricing Section
A10.4	True-Up and License Support Services

Service Provider will provide support services to Service Receiver for in performance of the annual True-Up required under the Microsoft Enterprise Agreement or assistance required by Service Receiver needed to provide information related to existing license usage as Service Receiver negotiates a separate agreement with Microsoft. Service Receiver will be invoiced for all licenses utilized and purchased within the new Service Provider environment as part of the annual true-up process with Microsoft. Service Receiver will receive an invoice covering the number of licenses deployed to support their environment 30 days after the annual true-up process is completed with Microsoft. Service Receiver also agrees to be invoiced for any lagging payments as part of the Annual Microsoft True-up Process.

			As Needed	1	Time and Materials Based on Additional Pricing Section

Schedule A10

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Schedule A10

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:
A10.1	Microsoft Enterprise Agreement License Usage	Statement of work is required to cover assistance required from Service Provider to support the separation of the Microsoft Enterprise Agreement by the Service Receiver.	Time and Materials Based on Additional Pricing Section
A10.2	Microsoft Enterprise Agreement O365 License Usage	Statement of work is required to cover assistance required from Service Provider to support the separation of the Microsoft Enterprise Agreement by the Service Receiver.
Service Provider will provide the following knowledge transfer services:
A10.1	Microsoft Enterprise Agreement License Usage	Statement of work is required to cover assistance required from Service Provider to support the separation of the Microsoft Enterprise Agreement by the Service Receiver.	Time and Materials Based on Additional Pricing Section
A10.2	Microsoft Enterprise Agreement O365 License Usage	Statement of work is required to cover assistance required from Service Provider to support the separation of the Microsoft Enterprise Agreement by the Service Receiver.

Supplemental Services

For requests for supplemental services relating to the Microsoft Enterprise Agreement License Usage Services, Microsoft Enterprise Agreement O365 License Usage Services, Tenant Space Administration Services, and True-Up and License Support Services by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request located in the TSA Operational Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

Schedule A10

LOCATIONS

Services are initially provided from Fort Wayne, IN, USA to global locations.

PREREQUISITES/DEPENDENCIES

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver will be responsible for any costs incurred by consultants required by Service Provider to provide services requested.

•	Service Receiver must coordinate with Service Provider to ensure that either direct access to Service Receiver’s network is available, or access to a data collector in Service Receiver’s network is available for the period of this TSA.

•	Service Receiver will accept responsibility for any lagging charges incurred to support the separation efforts including but not limited to consulting services under contract to support the final steps of the separation activities. Charges incurred by Service Provider will be billed via a monthly invoice to Service Receiver.

•	Service Receiver must provide a list of appropriate contacts and points of escalation.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services. Incidents classified using this methodology will be triaged as documented in Attachment A.

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

Schedule A10

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

Schedule A11

A11 TARS SUPPORT TO FOL BOS

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—]	Program Manager	[—]	[—]
Exelis Tethered Radar LLC

[—]	Program Manager	[—]	[—]
Vectrus

GENERAL SERVICE DESCRIPTION

Service Provider will perform various support activities such as Financial Cost Accounting assistance with billing and reporting (Brain Wade), Quality Oversight (Bruce Buchanan), MIS/DataStream 7i (Carol Delaney), and Pubs Admin (Joe Klingshirn).

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Schedule A11

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
	Support Services for FOLBOS Program
A11.1	Finance Support Services	Service Provider will provide Financial Services Support (Brian Wade) to Service Receiver’s FOLBOS program to perform the following Cost Accounting Duties:	Expected not to exceed 250 hours	1	Time and Materials Based on Additional Pricing Section
		Service Provider will support July 2014 Invoicing/Reporting.
		Service Provider will support August 2014 Invoicing/Reporting.
		Service Provider will support September 2014 Invoicing/Reporting.
		Service Provider will support October 2014 Invoicing/Reporting.
		Service Provider will support November 2014 Invoicing/Reporting.
		Service Provider will support December 2014 Invoicing/Reporting.

A11.2	Quality Support Services	Service Provider will provide Quality Services Support (Bruce Buchannan) to Service Receiver’s FOLBOS program.	Expected not to exceed 250 hours	1	Time and Materials Based on Additional Pricing Section

A11.3	MIS/Datastream 7i Support Services	Service Provider will provide MIS/Datastream 7i Support Services (Carol Delaney) to Service Receiver’s FOLBOS program.	Expected not to exceed 125 hours	1	Time and Materials Based on Additional Pricing Section

A11.4	IT/Documents Library Support Services	Service Provider will provide IT/Documents Library Support Services (Joe Klingshirn) to Service Receiver’s FOLBOS program.	Expected not to exceed 188 hours	1	Time and Materials Based on Additional Pricing Section

Schedule A11

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre- distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Schedule A11

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement, as required.

A11.1 A11.2 A11.3 A11.4	All Areas Identified to Provide Support Services	No exit services are required as support is expected to discontinue as program requirements change.	Time and Materials Based on Additional Pricing Section

Service Provider will provide the knowledge transfer services, as required.

A11.1 A11.2 A11.3 A11.4	All Areas Identified to Provide Support Services	No exit services are required as support is expected to discontinue as program requirements change.	Time and Materials Based on Additional Pricing Section

Supplemental Services

For requests for supplemental services relating to FOL BOS by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request found in the TSA Operations Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

LOCATIONS

Services are initially provided from Newport News Office – 11830 Canon Blvd., Suite J, Newport News, VA 23606, USA to US based sites.

Schedule A11

PREREQUISITES/DEPENDENCIES

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver must coordinate with Service Provider to ensure that either direct access to Receiver’s network is available, or access to a data collector in Receiver’s network is available for the period of this TSA.

•	Service Receiver must configure its appliances in order to forward data logs to Service Provider.

•	Service Receiver must provide a list of appropriate contacts and points of escalation.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

NOTICE REQUIREMENT

Official Notices and Bills under this schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):

If to the Service Provider:

Exelis Tethered Radar, LLC

11830 Canon Blvd., Suite J

Newport News Virginia 23606

Attention: Tim Green

Timothy.Green@exelisinc.com

If to the Service Receiver:

FOL BOS, Exelis Mission Systems

11830 Canon Blvd., Suite J

Newport News Virginia 23606

Attention: Terry Hancock

terry.hancock@vectrus.com

Schedule A11

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services. Incidents classified using this methodology will be triaged as documented in Attachment A.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Function	Regular Hours Billing Rate
Finance	$58.41
Quality	$67.65
MIS - DataStream 7i	$65.82
IT/Documents Library	$35.61

Schedule A11

ATTACHMENT A

Name	Function
Brian Wade	Finance
Bruce Buchanan	Quality
Karol Delaney	MIS
Joe Klingshirn	Pubs Admin

The above staff which is co-located at the same facility as the FOL BOS program is accessible, based on need and on a noninterference basis during core business hours 7:30 a.m. – 4:30 p.m. Mon-Fri (excluding holidays).

Function
Finance
Quality
MIS - DataStream 7i
IT/Documents Library

Schedule A12

A12 NETWORK CONNECTION BETWEEN EXELIS AND VECTRUS

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—]	Director, Network and Data Center Services	[—]	[—]
Exelis Inc.

[—]	IT Infrastructure Engineer	[—]	[—]
Vectrus

GENERAL SERVICE DESCRIPTION

Service Provider will provide network connectivity between Service Provider Primary Data Center and Service Receiver Primary Data Center for Service Receiver to access Hosted Applications and Services during the TSA service period. Service Provider will also provide connectivity between selected Service Receiver locations and Service Provider Primary Data Center during the Applications Hosting TSA period.

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Schedule A12

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
	Domestic Service Provider Data Center Network Tunnel to Service Receiver Data Center
A12.1	Domestic Service Provider Data Center Network Tunnel to Service Receiver Data Center	Service Provider will establish and maintain a persistent IPSec Virtual Private Network (VPN) tunnel. The tunnel will have two connections, one terminating in the designated Service Receiver data center and one terminating in the designated Service Provider data center.	Unlimited connections via the Domestic Tunnel	24	$25,000
		Service provider will control the access via the tunnel. Access will be restricted to only allow functionality to specified Service Provider hosted applications that have been identified in the Applications Hosting TSA.	Unlimited connections allowed for Service Provider Hosted Applications	7
		At the end of the Service Provider Applications Hosting TSA period, access via the tunnel will be restricted to allow Service Provider support personnel to assist Service Receiver in alignment with remaining TSA requests and service period.	Restricted connections to allow Exelis to provide Support Services to Vectrus	24
		Service Provider will allow access with limited connectivity for the pre-determined list of applications hosted in the Service Receiver data center that require connectivity to TSA hosted and supported applications hosted in the Service Provider’s data center.	Restricted Access allowed for Service Receiver Hosted Applications that require connected to Service Provider Hosted Applications	7
A12.2	Support for Domestic Tunnel Reconfigurations	Service Provider will provide support as needed if established tunnel between Service Receiver data center and Service Provider data center is moved in support of a data center relocation for Service Receiver.	As Needed	24	Time and Materials Based on Additional Pricing Section
	Service Provider Data Center Network Tunnel to International Service Receiver Locations
A12.3	Service Provider Data Center Network Tunnel to International Program ANSF North	Service provider will establish and maintain a persistent IPSec Virtual Private Network (VPN) tunnels. Each tunnel will have two connections, one terminating in the Service Receiver’s identified site and one terminating in the Service Provider’s designated data center.	Unlimited connections allowed for Service Provider Hosted Applications	7	$5,000
		Service Provider will control the access via the tunnel. Access will be restricted to only allow functionality to specified Service Provider hosted applications in the Applications Hosting TSA.
A12.4	Service Provider Data Center Network Tunnel to International Program ANSF South	Service provider will establish and maintain a persistent IPSec Virtual Private Network (VPN) tunnels. Each tunnel will have two connections, one terminating in the Service Receiver’s identified site and one terminating in the Service Provider’s designated data center.	Unlimited connections allowed for Service Provider Hosted Applications	7	$5,000
		Service Provider will control the access via the tunnel. Access will be restricted to only allow functionality to specified Service Provider hosted applications in the Applications Hosting TSA.

Schedule A12

A12.5	Service Provider Data Center Network Tunnel to International Program K-BOSS Sarah Complex	Service provider will establish and maintain a persistent IPSec Virtual Private Network (VPN) tunnels. Each tunnel will have two connections, one terminating in the Service Receiver’s identified site and one terminating in the Service Provider’s designated data center.	Unlimited connections allowed for Service Provider Hosted Applications	7	$5,000
		Service Provider will control the access via the tunnel. Access will be restricted to only allow functionality to specified Service Provider hosted applications in the Applications Hosting TSA.
A12.6	Service Provider Data Center Network Tunnel to International Program K-BOSS Camp Buehring	Service provider will establish and maintain a persistent IPSec Virtual Private Network (VPN) tunnels. Each tunnel will have two connections, one terminating in the Service Receiver’s identified site and one terminating in the Service Provider’s designated data center.	Unlimited connections allowed for Service Provider Hosted Applications	7	$5,000
		Service Provider will control the access via the tunnel. Access will be restricted to only allow functionality to specified Service Provider hosted applications in the Applications Hosting TSA.
A12.7	Service Provider Data Center Network Tunnel to International Program OPMAS-E	Service provider will establish and maintain a persistent IPSec Virtual Private Network (VPN) tunnels. Each tunnel will have two connections, one terminating in the Service Receiver’s identified site and one terminating in the Service Provider’s designated data center.	Unlimited connections allowed for Service Provider Hosted Applications	7	$5,000
		Service Provider will control the access via the tunnel. Access will be restricted to only allow functionality to specified Service Provider hosted applications in the Applications Hosting TSA.
A12.8	Support for International Tunnel Reconfigurations	Service Provider will provide support as needed if established tunnel between designated Service Receiver sites and Service Provider’s data center is moved in support of a data center relocation for Service Receiver.	As Needed	7	Time and Materials Based on Additional Pricing Section

Schedule A12

	Service Provider Data Center Network Tunnel to International Service Receiver Locations
A12.3	Service Provider Data Center Network Tunnel to International Program ANSF North	Service provider will establish and maintain a persistent IPSec Virtual Private Network (VPN) tunnels. Each tunnel will have two connections, one terminating in the Service Receiver’s identified site and one terminating in the Service Provider’s designated data center.	Unlimited connections allowed for Service Provider Hosted Applications	7	$5,000
		Service Provider will control the access via the tunnel. Access will be restricted to only allow functionality to specified Service Provider hosted applications in the Applications Hosting TSA.
A12.4	Service Provider Data Center Network Tunnel to International Program ANSF South	Service provider will establish and maintain a persistent IPSec Virtual Private Network (VPN) tunnels. Each tunnel will have two connections, one terminating in the Service Receiver’s identified site and one terminating in the Service Provider’s designated data center.	Unlimited connections allowed for Service Provider Hosted Applications	7	$5,000
		Service Provider will control the access via the tunnel. Access will be restricted to only allow functionality to specified Service Provider hosted applications in the Applications Hosting TSA.
A12.5	Service Provider Data Center Network Tunnel to International Program K-BOSS Sarah Complex	Service provider will establish and maintain a persistent IPSec Virtual Private Network (VPN) tunnels. Each tunnel will have two connections, one terminating in the Service Receiver’s identified site and one terminating in the Service Provider’s designated data center.	Unlimited connections allowed for Service Provider Hosted Applications	7	$5,000
		Service Provider will control the access via the tunnel. Access will be restricted to only allow functionality to specified Service Provider hosted applications in the Applications Hosting TSA.
A12.6	Service Provider Data Center Network Tunnel to International Program K-BOSS Camp Buehring	Service provider will establish and maintain a persistent IPSec Virtual Private Network (VPN) tunnels. Each tunnel will have two connections, one terminating in the Service Receiver’s identified site and one terminating in the Service Provider’s designated data center.	Unlimited connections allowed for Service Provider Hosted Applications	7	$5,000
		Service Provider will control the access via the tunnel. Access will be restricted to only allow functionality to specified Service Provider hosted applications in the Applications Hosting TSA.
A12.7	Service Provider Data Center Network Tunnel to International Program OPMAS-E	Service provider will establish and maintain a persistent IPSec Virtual Private Network (VPN) tunnels. Each tunnel will have two connections, one terminating in the Service Receiver’s identified site and one terminating in the Service Provider’s designated data center.	Unlimited connections allowed for Service Provider Hosted Applications	7	$5,000
		Service Provider will control the access via the tunnel. Access will be restricted to only allow functionality to specified Service Provider hosted applications in the Applications Hosting TSA.

Schedule A12

A12.8	Support for International Tunnel Reconfigurations	Service Provider will provide support as needed if established tunnel between designated Service Receiver sites and Service Provider’s data center is moved in support of a data center relocation for Service Receiver.	As Needed	7	Time and Materials Based on Additional Pricing Section

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Schedule A12

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:
A12.1	Domestic Service Provider Data Center to Service Receiver Data Center Tunnel

Exiting this service will consist of limiting access as the Service Provider TSA hosted applications are moved to the Service Receivers data center and connectivity back to the Service Providers data center is no longer required for the Service Provider Hosted Applications.

Time and Materials Based on Additional Pricing Section
Complete exit of this service will be shutting down the connectivity to the Domestic Service Receiver data center at the end of the TSA period.
Service Provider will provide the following knowledge transfer services:
A12.3 A12.4 A12.5 A12.6 A12.7	Service Provider Data Center Network Tunnel to International Sites

Exiting this service will consist of limiting access as the Service Provider TSA hosted applications are moved to the Service Receivers data center and connectivity back to the Service Providers data center is no longer required for the Service Provider Hosted Applications.

Time and Materials Based on Additional Pricing Section

Complete exit of this service will be shutting down the connectivity between the Service Provider and the Service Receiver’s international sites at the end of the TSA period or earlier as requested by Service Receiver.

Supplemental Services

For requests for supplemental services relating to the network connectivity between Service Provider Primary Data Center and Service Receiver Primary Data Center not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request found in the TSA Operations Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

Schedule A12

LOCATIONS

Services are initially provided from Fort Wayne, IN, USA and/or Culpepper, VA, USA.

PREREQUISITES/DEPENDENCIES

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver must coordinate with Service Provider to ensure that either direct access to Receiver’s network is available is available for the period of this TSA.

•	Service Receiver must provide documentation in support of the configuration elements that need to be setup to allow for effective communication flow through the IPSEC tunnels created to allow access to the TSA hosted applications.

•	Service Receiver is required to provide updates to Service Provider when connectivity to hosted applications in the Service Provider Primary Data Center is no longer required to allow for IPSEC tunnel reconfiguration.

•	Service Receiver is required to provide updates to Service Provider when Service Provider applications no long require connectivity to hosted applications in the Service Provider Primary Data Center to allow for IPSEC tunnel reconfiguration.

•	Service Receiver must provide access to equipment required to establish network connectivity in support of this TSA request.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

Schedule A12

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

Schedule A13

A13 BRASSRING AND TALENT BREW SUPPORT SERVICES

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—]	HR Programs Coordinator	[—]	[—]
Exelis Inc.

[—]	Director, Benefits	[—]	[—]
Vectrus

GENERAL SERVICE DESCRIPTION

Service Provider will perform BrassRing and Talent Brew Support Services for Service Receiver.

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Schedule A13

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
	BrassRing Support Services
A13.1	BrassRing Support Services	The Service Provider will provide BrassRing Support by providing the following services to the Service Receiver:	1 hour per month	12	Time and Materials Based on Additional Pricing Section
		Service Provider will manage and host Weekly 30 minute calls with Service Receiver leaders.
		Service Provider will add screening questions as requested by Service Receiver.
		Service Provider will create tickets for engineering support from BrassRing on behalf of Service Receiver.
		Service Provider will remain as main point of contact with BrassRing for any questions or concerns from Service Receiver.
A13.2	Service support for Talent Brew	The Service Provider will provide Talent Brew support by providing the following services to the Service Receiver:	1 hour per month	12	Time and Materials Based on Additional Pricing Section
		Service Provider will add new users to Talent Brew as requested by Service Provider within 48 hours of notification.
		Service Provider will remain as point of contact with Talent Brew for any questions or concerns from Service Receiver.
A13.3	Service support for BrassRing	The Service Provider will update BrassRing forms for rebranding purposes, as required and as requested by Service Receiver.	As Needed	12	Time and Materials Based on Additional Pricing Section

Schedule A13

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Schedule A13

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:

A13.1 A13.2 A13.3	Service support for BrassRing	No support is required to exit this service agreement. Forwarding services will be discontinued in alignment with this service agreement.	Time and Materials Based on Additional Pricing Section

Service Provider will provide the following knowledge transfer services:

A13.1 A13.2 A13.3	Service support for Talent Brew	Not required for this service agreement	Time and Materials Based on Additional Pricing Section

Supplemental Services

For requests for supplemental services relating to the BrassRing and Talent Brew Support Services by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request found in the TSA Operations Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

LOCATIONS

Services are initially provided from McLean, VA, USA.

Schedule A13

PREREQUISITES/DEPENDENCIES

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

Schedule A14

A14 US BANK CONTRACTUAL SUPPORT AND P-CARD PROCESSING

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—] Exelis Inc.	Director, Corporate Sourcing	[—]	[—]

[—] Exelis Inc.	Manager, Accounts Payable & Travel	[—]	[—]

[—] Vectrus	Manager, Accounts Payable & Travel Accounts	[—]	[—]

GENERAL SERVICE DESCRIPTION

Service Provider will perform P-Card Transaction Processing and Support Services as well as provide US Bank Contractual Support for Service Receiver. Service Provider will also provide final billing services for any lagging transactions resulting from the period of time from spin-off to the issuance of new cards to Service Receiver card holders.

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

Schedule A14

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
	P-Card Transaction Processing and Support Services
A14.1	P-Card Transaction Processing and Support Services	P-Card Invoice Processing – The Service Receiver will receive a notification and data file from US Bank once monthly containing transaction details and Company information for Service Receiver’s P-Card holders. The Service Receiver will be responsible for processing the P-Card data file via the first stage of transaction processing via the Service Receiver’s instance of the P-Card Web Services hosted within the Service Provider’s infrastructure. After completion of the first stage of the review process, the Service Receiver will provide a file to the Service Provider for processing through the OnBase instance hosted by Service Provider. The Service Provider will review the file, format data for financial processing through OnBase solution set, and validate invoices for completeness and accuracy. The Service Provider will flag invoices with validation errors. The Service Provider will process the approved and validated transaction through the Service Receivers Accounts Payable processes.	Monthly Transaction File	7	Time and Materials Based on Additional Pricing Section

P-Card Exception Handling and Resolution – The Service Provider will reconcile and revalidate invoices flagged with validation errors after submission into the OnBase solution set Hosted by Service Provider. Once the invoice is validated, the Service Provider will process it as stated above. Mismatched invoices will not be paid without resolution. The transactions from the Service Receiver data file resulting in errors will be communicated back to Service Receiver for further resolution with US Bank. The Service Provider will provide a monthly total of erred charges to Service Receiver as part of their monthly accrual process.

P-Card Cost Distribution – The Service Provider will use validated invoices as documented above to process payments for the US Bank transactions through the Service Receiver’s Accounts Payable processes hosted within the Service Provider’s infrastructure.

Schedule A14

	USBank Contractual Support
A14.2	USBank Contractual Support Services	Service Provider will provide management and contractual support of the existing USBank agreement currently held by Service Provider with continued utilization by Service Receiver with until such time as Service Receive can execute their own Contract.	As Needed	7	Time and Materials Based on Additional Pricing Section
	Resolution of lagging transactions on Service Providers P-Card Transaction Files
14.3	Resolution of lagging transactions on Service Providers P-Card Transaction Files

In the event that Service Receiver continues to utilize P-Cards distributed under the Service Provider’s company number hierarchy with US Bank due to a lag in distribution of new cards for Service Receiver card holders, monthly transactions for the charges by Service Receiver’s card holders will be processed by Service Provider. All resulting charges prior to the distribution period of new cards to Service Receivers card holders that appear within the Service Providers transaction file will be processed by Service Provider and result in an invoice of the affected charges plus applicable service charges from Service Provider.

			As Needed	3	Cost of Lagging Transactions plus Service Charge
14.4	Lagging Transaction Support Services	Service Provider will process lagging transactions due to the timing of distribution of new cards to Service Receiver card holders. The time associated with processing file transactions, identifying Service Receiver transaction, validating and processing errors, and creation of an invoice identifying charges.	As Needed	3	Time and Materials Based on Additional Pricing Section
14.5	Reconciliation of Prior Month Transactions	Service Provider will maintain responsibility for reconciliation and processing of US Bank transactions resulting in errors through the P-Card processing cycles for all months prior to the official spin-off and activation of the TSA service period.	As Needed	3	No Charge for Time and Materials to Clear Errors from Prior Month Transaction Files

Schedule A14

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Schedule A14

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:

A14.1	P-Card Transaction Processing and Support Services	A statement of work is required for assistance needed by Service Receiver to exit the existing service agreement.	Time and Materials Based on Additional Pricing Section

Service Provider will provide the following knowledge transfer services:

A14.1	P-Card Transaction Processing and Support Services	Existing non-sensitive documentation maintained by the Service Provider will be given to the Service Receiver as it relates to P-Card Transaction Processing services	Time and Materials Based on Additional Pricing Section

Supplemental Services

For requests for supplemental services relating to P-Card Transaction Processing by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request found in the TSA Operations Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12 noon Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

LOCATIONS

Services are initially provided from Rochester, NY, USA to US based sites.

Schedule A14

PREREQUISITES/DEPENDENCIES

•	If Service Receiver or their Supplier(s), provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver, in a separate and independent agreement, must utilize US Bank as the P-Card supplier for the duration this agreement is in effect.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	Service Receiver is required to support any accrual required to support post spin-off transactions from US Bank that are unable to be processed through the Service Providers evaluation process which supports the distribution and allocation of expenses for Service Receiver via the OnBase system.

•	Service Receiver is required to provide reconciliation support services for any errors encountered after file is received by Service Provider from Service Receiver for final processing steps through the OnBase system.

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

Schedule A14

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

Schedule A15

A15 ACTIVE DIRECTORY

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—]	Manager Directory Services and Messaging	[—]	[—]
Exelis Inc.

[—]	Exchange System Engineer	[—]	[—]
Vectrus

GENERAL SERVICE DESCRIPTION

Service Provider will provide an Active Directory Trust allowing application to application connectivity for services hosted by Service Receiver that require access to applications hosted by Service Provider. Service Provider will provide support and maintenance of the Active Directory Trust for Service Receiver for the duration of the Application Hosting TSA period.

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Schedule A15

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
	Active Directory Trust Services between Service Provider and Service Receiver
A15.1	Active Directory Trust and Support Services	Service Provider will maintain an Active Directory (AD) Trust between Service Provider’s AD environment and Service Receiver AD environment to support access to Service Provider’s Hosted Financial Applications for both Service Receiver users of hosted applications as well as Service Receiver’s applications requiring data connectivity. Maintain connectivity between the Vectrus domain controllers and Exelis domain controllers.	Connectivity will be available during the TSA period. Unlimited connectivity allowed in support of access to the Service Provider’s Hosted Financial Applications	7	$24,390

Service Provider will maintain connectivity between the Service Provider domain controllers and Service Receiver’s domain controllers to provide authentication services for Service Receiver users and applications.

		Service Provider will provide support services required to maintain an active and stable AD Trust between the Service Provider environment and Service Receiver environment.	As needed.
		Service Provider will support changes as needed to Service Receiver in the event of a Data Center relocation required by either the Service Receiver or Service Provider.	As needed.
		Service Provider will support the tear down of the AD Trust between Service Provider and Service Receiver at the end of the TSA hosting period.	As needed.
A15.2	Security Incident Support Services	In the event of a security incident on Service Provider’s environment due to the establishment of the AD Trust between Service Provider and Service Receiver, all efforts extended by the Service Provider CIRC and Enterprise Infrastructure team to clean up and eradicate the security situation will be charged to Service Receiver.	As needed	7	Time and Materials Based on Additional Pricing Section

Schedule A15

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre-distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Schedule A15

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:
A15.1	Active Directory Trust and Support Services	Service Provider will perform the actions needed to break the AD Trust established between the Service Provider and Service Receiver as well as decommission domain controllers setup in support of this TSA at the end of the TSA hosting period.	Time and Materials Based on Additional Pricing Section
Service Provider will provide the following knowledge transfer services:
A15.1	Active Directory Trust and Support Services	No knowledge transfer is required in support of breaking the AD Trust between the Service Provider and Service Receiver.	Time and Materials Based on Additional Pricing Section

Supplemental Services

For requests for supplemental services relating to Active Directory Trust and Support Services by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request found in the TSA Operations Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

LOCATIONS

Services are initially provided from Fort Wayne, IN, USA.

Schedule A15

PREREQUISITES/DEPENDENCIES

Until the trust between Service Receiver and Service Provider Active Directory environments is shutdown, Service Receiver must ensure that IT security measures meet Service Provider standards. At a minimum, the following requirements shall be maintained while the Trust remains active between the Service Receiver and Service Provider Active Directory environments:

•	Service Provider security requirements necessitate enterprise administrative and elevated privileges in the new Service Receiver Active Directory environment.

•	Service Provider security requirements necessitate the ability for the Service Provider Cyber Incident Response Center (CIRC) to access the Service Receiver Active Directory environment and take the necessary actions in the event a security incident has been identified.

•	Service Provider security requirements necessitate Service Receiver shall maintain a security posture that is compliant with Service Provider IT Security Policies and Directory Services Standards. Any exceptions must be approved by the Service Provider IT Security team.

•	Service Receiver shall adhere to the defined IT General Controls (ITGC) and compliance processes including but not limited to:

e.	Following the schedule for periodic access reviews as defined in the ITGC Governance Calendar for the new Service Receiver Active Directory environment and any resources established in this environment supporting access to financial and privileged IT systems.

f.	Following defined standards for provisioning and de-provisioning of access with the Service Receiver Active Directory environment or any resources established in this environment supporting access to financial systems.

g.	Following defined standards for provisioning and de-provisioning elevated rights within the Service Receiver Active Directory environment or any resource established in this environment supporting access to financial and IT systems.

h.	Providing copies of the periodic review documents as well as any artifacts requested in support of the ITGC and supporting compliance processes.

•	Service Provider has the right to audit at their discretion to ensure compliance with these defined requirements.

•	Service Receiver shall remediate any non-compliance issues within 30 days of notification unless otherwise agreed upon or official spin-off occurs. This includes providing updates as required for the remediation plans as well as the evidence requested in support of the remediation of the identified observation.

Schedule A15

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

Schedule A16

A16 BASIC TIME AND MATERIALS SUPPORT

Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—]	TSA Manager	[—]	[—]
Exelis Inc.

[—]	TSA Manager	[—]	[—]
Vectrus

PARTIES TO THE AGREEMENT

Service Provider: Exelis Inc.

Service Receiver: Vectrus

GENERAL SERVICE DESCRIPTION

Service Receiver may need assistance after the Distribution Date from the Service Provider for miscellaneous services, including but not limited to consulting, advisory, knowledge transfer and other similar services in various areas including, but not limited to information technology, corporate sourcing, security, finance, tax, accounting, insurance, treasury, human resources and communications, which are not already provided for under all of the other TSAs between Exelis Inc. and Vectrus.

The Service Provider hereby agrees to cause its and its affiliates employees (collectively, “Experts”) to provide a reasonable amount of services upon reasonable notice and request from the Service Receiver on a time and materials basis from the Distribution Date through September 26, 2016 (the “Minimum Term” and the “Maximum Term”).

Schedule A16

To utilize this TSA Schedule, employees of Service Receiver should request such services requiring less than two (2) hours of labor via an email to the Service Provider’s Service Desk to ensure both parties have a clear expectation of the estimated number of hours of assistance being requested. For requests or projects that are expected to require more than two (2) hours of assistance Service Receiver must request assistance via the statement of work template located within the TSA Operations Handbook to avoid misunderstandings.

Employees of Service Receiver should advise their TSA manager that a request for services of less than two (2) hours has been made together with a description of such services requested. All requests for service greater than two (2) hours must be directed to the Service Receiver TSA Manager to ensure a statement of work is created and agreed upon with Service Provider.

Service Provider will review request for support services from the Service Receiver to determine if resources are available to support the statement of work. Service Provider will make every effort to accommodate the requested resources identified within the statement of work. Service Provider reserves the right to alter or reject the request for support services based on the availability of resources to support the request from Service Receiver.

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

SCOPE OF SERVICES

The scope of services will depend on the needs of the Service Recipient and the capabilities and availability of the Experts.

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

LOCATIONS

Services are initially provided from any Exelis location.

PREREQUISITES/DEPENDENCIES

The Experts requested to provide services to Service Receiver must remain employees of Service Provider. Service Receiver acknowledges and agrees that Service Provider has discretion to terminate the Experts and the Experts have the ability to terminate their employment with Service Provider. In the event the Experts are no longer employed by Service Provider, Service Provider will, at the request of the Service Receiver, use commercially reasonable efforts to provide similar services. However, if Service Receiver or an affiliate employs any of the Experts, the specific service requested under this Schedule can be terminated by the Service Provider, at the Service Provider’s sole discretion on 5 business days’ notice to the Service Receiver.

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

Schedule A16

•	Service Receiver will be responsible for any costs incurred by consultants required by Service Provider to provide services requested.

•	Service Receiver must coordinate with Service Provider to ensure that either direct access to Receiver’s network is available, or access to a data collector in Receiver’s network is available for the period of this TSA.

•	Service Receiver must provide a list of appropriate contacts and points of escalation.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	Service Receiver will accept responsibility for any lagging charges incurred to support the separation efforts including but not limited to consulting services under contract to support the final steps of the separation activities. Charges incurred by Service Provider will be billed via a monthly invoice to Service Receiver.

TAX STATUS

Sales tax will be charged as determined by the Service Provider and the Service Receiver shall pay such tax along with the payment for the service provided.

BILLING LOCATION

Service Provider will provide Service Receiver with an invoice to its address set forth below under Notice Requirements. The bill will cover all charges for services under this Schedule from Service Provider and, to the extent reasonably feasible, will be itemized among Service Receiver’s legal entities if identified by the Service Receiver when requesting the service. The invoice will contain the number of hours each Expert worked, a short paragraph describing the services and the US dollar amount per Expert. For requests exceeding two (2) hours, a statement of work is required and will be referenced on the invoice.

The Experts shall track their time on either a time sheet or any other proper method such as the utilizing a time tracking system. Service Provider agrees that the time sheets will accompany the invoice that is sent to the Service Recipient for payment. In cases where the requested services are expected to take longer than 30 days to complete, the Service Provider will be allowed to invoice the Service Receiver once per month for all costs incurred to date.

Schedule A16

NOTICE REQUIREMENTS

No notice of Termination is required under this Schedule and there shall be no make-whole fee under this Schedule.

Notices and bills to the Service Provider should be sent to:

Exelis Inc.

P.O. Box 731

MS 621

Fort Wayne, IN 46801-0731

Attention: Kathy Contino-Schlarb

Notices and bills to the Service Receiver should be sent to:

Vectrus

655 Space Center Drive

Colorado Springs, CO 80915-3604

Attention: Bill Mendelsohn

PRICING

In addition to the costs specifically set forth below, Service Receivers shall also pay all business travel expenses relating to the Services in accordance with Service Providers documented travel policies and any incremental out of pocket costs incurred by the Service Provider in order to provide the requested services that are invoiced by unaffiliated 3rd parties. Service Provider agrees to provide vendor invoices as backup to the Service Receiver when invoicing the Service Receiver under the terms of this TSA.

Service	Hourly Rate*

Hourly Rate Administrative/Secretarial	$107 per hour

Hourly Rate for Non-Executive Technical	$128 per hour

Hourly Rate for Executive	$174 per hour

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented above shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates noted do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

Schedule A16

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Schedule A17

A17 REMOTE ACCESS SERVICES AND SUPPORT

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—]	Director, Information Technology	[—]	[—]
Exelis Inc.

[—]	Exchange System Engineer	[—]	[—]
Vectrus

GENERAL SERVICE DESCRIPTION

Service Provider will provide a Remote Access services for Service Receiver allowing Service Receiver to access applications and resources hosted on the Service Receiver network as well as financial applications hosted on the Service Provider network. Service Provider will provide support and maintenance of existing Service Receiver users that are identified and configured to utilize the RSA SecurID software token and Cisco Any Connect Remote Access Solution as of the distribution date.

Service Provider will not setup and configure new Service Receiver users with a RSA SecurID software token or the Cisco Any Connect Remote Access solution. Service Receiver is responsible for establishing remote access services for any newly identified users after the distribution date on the Service Receiver’s new remote access solution.

Service Receiver will utilize Service Provider’s remote access resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes as of the Distribution date.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

Schedule A17

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
	Remote Access Services between Service Provider and Service Receiver
A17.1	Remote Access Support Services	Service Provider will maintain Remote Access Services on Service Provider’s network to the 190 identified and configured Service Receiver users providing restricted access to Service Receiver network as well as access to Financial Applications hosted by Service Provider. Remote Access Services will only be provided to Service Receiver users that are configured to utilize the RSA SecurID software token and the Cisco Any Connect solution required by the Service Provider to access the Remote Access services.	Connectivity will be available for 190 Service Receiver Employees identified at time of separation. Limited connectivity allowed in support of access to Service Receiver’s Network.	3	$1,900

Service Provider will maintain connectivity between the Service Providers network and Service Receiver’s network to provide remote access to the identified Service Receiver users to both the Service Provider hosted financial applications as well as the Service Receiver network.

		Service Provider will provide support services for the identified 190 Service Receiver employees for the RSA SecurID tokens and Cisco Any Connect software.

Service Receiver agrees that no additional Service Receiver users will be requested to be setup with this solution. New users will utilize the new Remote Access Services solution being setup by Service Receiver.

Service Provider will support to disconnect and recover RSA SecurID software token from Service Receiver at the end of the TSA hosting period. Service Receiver is responsible for removal of the RSA SecurID software and Cisco Any Connect software from the Service Receiver computers at the end of the TSA hosting period.

A17.2	Security Incident Support Services	In the event of a security incident on Service Provider’s environment caused by a Service Receiver end user’s computing device utilizing the Remote Access services hosted by Service Provider, all efforts extended by the Service Provider CIRC and Enterprise Infrastructure team to clean up and eradicate the security situation will be charged to Service Receiver.	As needed	3	Time and Materials Based on Additional Pricing Section

Schedule A17

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre- distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Schedule A17

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:
A17.1	Remote Access Support Services	Service Provider will perform the actions needed to disconnect and disable the RSA SecurID software token at the end of the TSA hosting period.	Time and Materials Based on Additional Pricing Section
Service Receiver is responsible for removal of the RSA SecurID Software token application and the Cisco Any Connect software application from all Service Receiver end user devices.
Service Provider will provide the following knowledge transfer services:
A17.1	Remote Access Support Services	No knowledge transfer is required since Service Receiver has elected an alternate solution for their Remote Access Services solution.	Time and Materials Based on Additional Pricing Section

Supplemental Services

For requests for supplemental services relating to Remote Access Support Services by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request located in the TSA Operational Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

LOCATIONS

Services are initially provided from Fort Wayne, IN or Culpepper, VA.

Schedule A17

PREREQUISITES/DEPENDENCIES

Until the network connection between Service Receiver and Service Provider environments is shutdown, Service Receiver must ensure that IT security measures meet Service Provider standards. At a minimum, the following requirements shall be maintained while the network connectivity remains active between the Service Receiver and Service Provider environments:

1.	Service Provider security requirements necessitate enterprise administrative and elevated privileges in the new Service Receiver environment.

2.	Service Provider security requirements necessitate the ability for the Service Provider Network team to access the Service Receiver environment and take the necessary actions in the event a security incident has been identified.

3.	Service Provider security requirements necessitate Service Receiver shall maintain a security posture that is compliant with Service Provider IT Security Policies, Directory Services Standards and Remote Access Services Standards. Any exceptions must be approved by the Service Provider IT Security team.

4.	Service Provider has the right to audit at their discretion to ensure compliance with these defined IT Security requirements.

5.	Service Receiver shall remediate any non-compliance issues within 30 days of notification unless otherwise agreed upon or official spin-off occurs. This includes providing updates as required for the remediation plans as well as the evidence requested in support of the remediation of the identified observation.

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do

Schedule A17

not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

Schedule A18

A18 DCAA AUDIT COMPLIANCE SERVICES AND SUPPORT

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail
[—]	Manager, Government Accounting & Compliance	[—]	[—]
Exelis Inc.

[—]	Assistant Controller	[—]	[—]
Vectrus

PARTIES TO THE AGREEMENT

Service Provider: Exelis Inc.

Service Receiver: Vectrus

GENERAL SERVICE DESCRIPTION

As a government contractor, Service Receiver has a requirement to support future local DCAA audits of local open audit years 2006 through 2014. In order for Service Receiver to support DCAA’s future audits of the former Exelis Mission Systems Corp (ESC) incurred cost submission, Service Receiver needs assistance from Service Provider to provide contract audit compliance services for a period of 36 months.

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

Schedule A18

SCOPE OF SERVICES

The Service Provider agrees to provide, on a time and materials basis, supporting documentation to meet the needs of future DCAA/DCMA audits of local Mission Systems [now Vectrus] incurred Cost Submissions. These services will be to support local claimed incurred costs related to Mission Systems [now Vectrus] Accounts Payable managed by Exelis Shared Business Services (SBS), payment verification where the payment was performed by Exelis SBS, payroll records (i.e. Mission Systems [now Vectrus] employee W-2s), and any other local costs incurred. This agreement does not apply to those incurred costs that are contained in the 2006 through 2014 ITT Corp HQ, ITT DES HQ, and Exelis HQ Incurred Cost Submissions to the DCMA CACO. These HQ submissions include any residual and directly-allocated costs that are contained in these respective incurred cost submissions. Please refer to Section 2.11 of the Distribution Agreement for the details of how Service Provider will support the respective ITT Corp HQ, ITT DES HQ, and Exelis HQ Incurred Cost Submissions.

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

PRICING

In addition to the costs specifically set forth below, Service Receivers shall also pay all business travel expenses relating to the Services in accordance with Service Providers documented travel policies and any incremental out of pocket costs incurred by the Service Provider in order to provide the requested services that are invoiced by unaffiliated 3rd parties. Service Provider agrees to provide vendor invoices as backup to the Service Receiver when invoicing the Service Receiver under the terms of this TSA.

Service	Hourly Rate*

Hourly Rate Administrative/Secretarial	$107 per hour

Hourly Rate for Non-Executive Technical	$128 per hour

Hourly Rate for Executive	$174 per hour

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented above shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates noted do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Schedule A18

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre- distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Supplemental Services

For requests for supplemental services relating to DCAA/DCMA Audit and Compliance Support Services by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request located in the TSA Operational Handbook for consideration by Service Provider.

Schedule A18

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

LOCATIONS

Services are initially provided from Exelis locations within the United States.

PREREQUISITES/DEPENDENCIES

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver must provide a list of appropriate contacts and points of escalation.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

Schedule A18

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

SCHEDULE B

Service Provider: Vectrus, Inc.

Service Recipient: Exelis Inc.

Service to be Provided:

3

Schedule B1

B1 TARS BENEFIT SUPPORT

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail
[—]	Benefits Manager	[—]	[—]
Vectrus

[—]	V.P. HR, IS HQ	[—]	[—]
Exelis Inc.

GENERAL SERVICE DESCRIPTION

Service Provider will continue to support Service Receiver with benefit support to resolve issues that may come up while continuing under the Service Provider benefitted plans through December 31, 2014. Service Receiver will remain under the CBIZ Custom Enrollment portal and CBIZ Premium Administration process from Spin-off through December 31, 2014.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

1

Schedule B1

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
	Benefit Support to Service Receiver TARS Program
B1.1	Service Provider Benefit Support to Service Receiver’s- TARS Program	Service Provider will support and allow Service Receiver’s TARS Program to remain under the Service Provider’s Project Benefitted plan until December 31, 2014.	As Needed	3	Time and Materials Based on Additional Pricing Section
		Service Receiver is responsible and will provide to all new hire and terminations the necessary documents for benefit purposes.

Service Receiver is responsible and will provide the direction and support to Service Receiver TARS employees for Qualifying Events. Final approval for exceptions on QE’s will be provided by Service Provider.

		CBIZ Custom Enrollment will remain the benefit election portal and provider of data to all carriers within the Project Benefitted plan scope managed by the Service Provider.
		Service Receiver TARS Program will continue to have access to CBIZ Custom Enrollment portal to run administrative reports and perform audits on benefit elections.
		CBIZ Premium Admin services will remain providing services to Service Receivers TARS Program for monthly invoice billing and DOL SCA /CBA processing of fringe.
B1.2	Monthly Billing for CBIZ Services for Service Provider TARS Program	*Monthly Premium Charges for this service will be billed separately to Service Receiver’s TARS Program	Monthly Invoices Paid by Service Receiver	3	Paid by Service Receiver directly to CBIZ
B1.3	FSA actual payroll deductions	Information Systems to provide actual payroll deductions for Flexible Spending Account Health Plan and Flexible Spending Account Dependent Care plan.	Bi-monthly payroll cycle = 24 pay periods	3	Time and Material Based on Additional Pricing Section
		The data will need to be provided to Vectrus on or before Tuesday before Thursday pay date.

If actual payroll deductions are not confirmed by close of business on the Tuesday before the Thursday payroll date, Vectrus will use the last provided payroll deduction information to prevent delays in depositing the FSA employee deductions.

		In addition, if actual payroll deductions are not provided, Information Systems will be held responsible for reimbursing Vectrus for the amount of FSA deposited even if it does not represent the actual employee payroll deductions.

2

Schedule B1

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre- distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

3

Schedule B1

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:

B1.1	Service Provider Benefit Support to Service Receiver’s- TARS Program	Service Provider will require a statement of work for any assistance required from Service Receiver to exit this service agreement.	Time and Materials Based on Additional Pricing Section

Service Provider will provide the following knowledge transfer services:

B1.1	Service Provider Benefit Support to Service Receiver’s- TARS Program	Service Provider will require a statement of work for any knowledge transfer assistance required from Service Receiver to exit this service agreement.	Time and Materials Based on Additional Pricing Section

Supplemental Services

See Additional pricing below:

For requests for supplemental support relating to benefit issues or questions where the issues cannot be resolved through CBIZ, Service Provider benefit team member will step in to provide assistance to the Service Receiver.

LOCATIONS

Services are initially provided from Colorado Springs, CO, USA to global locations.

PREREQUISITES/DEPENDENCIES

•	Service Receiver must provide accurate demographic files to CBIZ on a daily basis.

•	Service Receiver must review and approve invoices relating to the monthly benefit cost.

•	Service Receiver must make payment to CBIZ before the last day of the current month of coverage.

•	Service Receiver must pay CBIZ invoice without adjusting totals to the current month. Any adjustments must be agreed to and included in the following months invoice billing.

•	Security and access controls must be maintained and not released to any unauthorized personnel. All site access must be approved by Service Provider and provided by CBIZ.

4

Schedule B1

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services. Incidents classified using this methodology will be triaged as documented in Attachment A.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

5

Schedule B1

ATTACHMENT A

The CBIZ assist and contact information:

Employee Benefit Service Center (Custom) Enrollment Website: www.cbizesc.com/exelisMS	Enrollment Assistance Enrollment Forms EOI Forms Proof of Qualified Status Changes	1-888-887-7983 (Toll Free) 972-383-7846 Fax: (001) 972-383-7848 exelissystemsesc@cbiz.com

Vectrus Service provider:

[—]	Benefits Manager	[—]	[—]

6

Schedule B2

B2 FOL BOS SUPPORT TARS

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail
[—]	Program Manager	[—]	[—]
Vectrus

[—]	Program Manager	[—]	[—]
Exelis Tethered Radar LLC

GENERAL SERVICE DESCRIPTION

Service Provider will perform accounts payable support activities to Service Receiver.

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

7

Schedule B2

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
	Accounts Payable Support from Service Provider FOLBOS Program to Service Receiver TARS Program

B2	Accounts Payable Support Services	Service Provider will provide Accounts Payable Support Services (Niki Ishmael) to Service Receiver’s TARS Program.	Expected not to Exceed 5 hours/week	1	Time and Materials Based on Additional Pricing Section

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 3 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre- distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement	Steady-State fee structure for requisite service as documented below

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

8

Schedule B2

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement, as required.

B2	Accounts Payable Support Services	Service Provider requires a Statement of Work for any additional time required to exit support services agreement.	Time and Materials Based on Additional Pricing Section
Service Provider will provide the knowledge transfer services, as required.

B2	Accounts Payable Support Services	Service Provider requires a Statement of Work for any additional time required to exit support services agreement.	Time and Materials Based on Additional Pricing Section

Supplemental Services

For requests for supplemental services relating to FOL BOS by Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request found in the TSA Operations Handbook for consideration by Service Provider.

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

LOCATIONS

Services are initially provided from Newport News Office – 11830 Canon Blvd., Suite J, Newport News, VA 23606, USA to US based sites.

9

Schedule B2

PREREQUISITES/DEPENDENCIES

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver must coordinate with Service Provider to ensure that either direct access to Receiver’s network is available, or access to a data collector in Receiver’s network is available for the period of this TSA.

•	Service Receiver must configure its appliances in order to forward data logs to Service Provider.

•	Service Receiver must provide a list of appropriate contacts and points of escalation.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

NOTICE REQUIREMENT

Official Notices and Bills under this schedule should be sent to the following addresses (with an email copy to the Service Owners set forth above):

If to the Service Provider:

Exelis Tethered Radar, LLC

11830 Canon Blvd., Suite J

Newport News Virginia 23606

Attention: Tim Green

Timothy.Green@exelisinc.com

If to the Service Receiver:

FOL BOS, Exelis Mission Systems

11830 Canon Blvd., Suite J

Newport News Virginia 23606

Attention: Terry Hancock

Terry.Hancock@exelisinc.com

10

Schedule B2

SERVICE LEVEL

Service Provider will classify incidents at its own discretion. Such classifications shall be consistent with the priorities Service Provider set for itself as a recipient of services. Incidents classified using this methodology will be triaged as documented in Attachment A.

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Function	Regular Business Hours Rate
AP Support (Niki Ishmael)	$67.07

11

Schedule B2

ATTACHMENT A

Name	Function
Niki Ishmael	Finance – Accounts Payable

The above staff which is co-located at the same facility as the FOL BOS program is accessible, based on need and on a noninterference basis during core business hours 7:30 a.m. – 4:30 p.m. Mon-Fri (excluding holidays).

Function
Finance – Accounts Payable

12

Schedule B3

B3 EMAIL RECOVERY SERVICES

Capitalized terms used herein and not otherwise defined shall have the meaning assign such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail
[—]	Exchange Systems Engineer	[—]	[—]
Vectrus

[—]	Infrastructure Engineer	[—]	[—]
Vectrus

[—]	Director, EI UC, AD, & Messaging	[—]	[—]
Exelis Inc.

GENERAL SERVICE DESCRIPTION

Service Provider will perform email data recovery for a period of twelve months prior to company spin-off from Exelis Inc. This service will be supplied to the Service Receiver and or its Subsidiaries to assist in legal hold matters.

SCOPE OF SERVICES

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

13

Schedule B3

Service #	Service Name	Description of Service	BAU Transaction Volume	Minimum Service Period (in mo.)	Service Charge
	Messaging Recovery Support Services

B3	Messaging Recovery Services Support	Service Provider will provide within 10 business days email data retention required in support of legal holds upon request to Service Receiver.	As Needed	12	Time and Materials Based on Additional Pricing Section
		Service Provider will send data via the TSA established network, secure file transfer, or other form of media as requested by Service Receiver.
		Service Provider will perform data restoration of requested data send based on availability of requested data. In the event the requested data is not available, Service Provider will notify Service Receiver.

Service Volumes Greater or Less Than Observed Pre-Distribution Date

Service Provider will deliver the same volume of Services as delivered in the 12 months prior to the Distribution Date, plus or minus 10% (such activity, including any such 10% deviation, “Business as Usual activities” or “BAU”) at no additional cost per unit. Service Provider will accommodate Service Receiver’s organic activities and use commercially reasonable efforts to accommodate Service Receiver’s inorganic (Mergers, Acquisitions, and Divestitures) activities to the extent such activities do not increase volume of Service by an amount greater than BAU as described in the following table using pre-distribution date service volumes as a baseline for calculation of changes to service volume.

Scenario	One-Time Setup Fees	Monthly Fees
Service Volume within BAU [Note: BAU already includes +/- 10% of pre- distribution date volumes]	No incremental one-time fees when Service Receiver utilizes services and structure as-is with no changes under this agreement.	Steady-State fee structure for requisite service as documented below.

Service Volume greater or less than BAU	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver provided the Service Receiver utilizes services and structure as-is with no significant changes under this agreement.	Service Provider will develop a commercially reasonable quote for acceptance by the Service Receiver incremental to the base service costs documented below for the requisite service.

14

Schedule B3

Ad-Hoc development/services or processing of reports consistent with what was provided prior to the distribution date will be supported as part of this agreement. Service Provider will use commercially reasonable efforts based on provider’s current abilities to accommodate regulatory or legal ad-hoc requests. Ad-hoc requests which may need to be performed to assist Service Receiver in meeting new legal obligations will be provided on a time and materials basis as described in the Additional Pricing section of this agreement. Any changes to 3rd party relationships which require interface modifications or re-writes are not included as part of the scope of this agreement. Should the Service Receiver require such changes, Parties agree to negotiate in good faith with regard to such modification. In the event modifications to the services provided are required by law for only the Service Recipient and such modifications increase the cost for Service Provider, Service Recipient that requires the modifications shall pay all the additional costs including the costs for the Service Provider.

Exit Services

The following services will be provided upon receipt of a Termination Notice to exit from this Service.

Service #	Service Name	Description of Service	Service Charge ($/hour)
Service Provider will make commercially reasonable efforts to assist Service Receiver in exiting of this agreement. These efforts include:

B3	Messaging Recovery Services Support	No exit services are required for this TSA service Agreement. Service Provider will cease support at end of TSA period.	Time and Materials Based on Additional Pricing Section

Service Provider will provide the following knowledge transfer services:

B3	Messaging Recovery Services Support	No exit services are required for this TSA service Agreement. Service Provider will cease support at end of TSA period.	Time and Materials Based on Additional Pricing Section

Supplemental Services

For requests for supplemental services relating to Email Recovery by the Service Receiver not mentioned in this Schedule or not included within the costs documented in this agreement, Service Receiver will provide a discreet project request and submit such request to Service Provider using the formalized Change Request found within the TSA Operations Handbook for consideration by Service Provider

Where notice is required a number of business days prior to some required action by Service Provider, notice must be received by 12pm Eastern Time to be counted as received during such business day. Service Provider shall, within a commercially reasonable period, provide a price quote to be commercially reasonable based on the current cost of the Services to Service Receiver taking into account, such items as the specific time the request was made, service delivery volumes, exit planning activities, and other activities Service Provider is currently engaged in at the time of the request, but not later than 30 days after the request was made. If Service Provider, in its sole discretion determines (i) such request would increase the ongoing operating costs for Service Provider (as a service recipient) or any other service receiver or (ii) that it is not capable of making such changes with its current staff during the time period requested without interrupting the Services provided to itself or any other service receiver, Service Provider need not provide a price quote or perform the services. Where a price quote is provided, Service Provider shall provide the service requested upon acceptance of the price.

15

Schedule B3

LOCATIONS

Services are initially provided from Colorado Springs, CO, USA to global locations.

PREREQUISITES/DEPENDENCIES

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Provider will not review the contents of the data provided to the Service Receiver. Service Receiver must configure its appliances in order to access \ view the data provided by the Service Provider.

•	Service Receiver must provide a list of appropriate contacts and points of escalation.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

PRICING

In addition to the costs specifically set forth below, Service Receivers shall also pay all business travel expenses relating to the Services in accordance with Service Providers documented travel policies and any incremental out of pocket costs incurred by the Service Provider in order to provide the requested services that are invoiced by unaffiliated 3rd parties. Service Provider agrees to provide vendor invoices as backup to the Service Receiver when invoicing the Service Receiver under the terms of this TSA.

SERVICE LEVEL

The above staff which is located in the Colorado Springs office is accessible, based on need and on a noninterference basis during core business hours 7:30 a.m. – 4:30 p.m. Mon-Fri (excluding holidays).

Service Levels and processes as defined within the TSA Operations Handbook will be followed by Service Receiver and Service Provider for support of this service agreement.

16

Schedule B3

ADDITIONAL PRICING

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented below shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates below do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

Additional Pricing Rates (All in USD)

Location	Administrative/Secretarial	Non-Executive Technical	Executive
USA	$107	$128	$174

17

Schedule B4

B4 BASIC TIME AND MATERIALS SUPPORT

Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Agreement. The Services provided hereunder are subject in all respects to the terms and conditions of the Agreement, except where expressly noted.

SERVICE OWNER

All service matters and general inquiries regarding this service should be directed to:

Name	Title	Phone	e-mail

[—]	TSA Manager	[—]	[—]
Vectrus

[—]	TSA Manager	[—]	[—]
Exelis Inc.

PARTIES TO THE AGREEMENT

Service Provider: Vectrus

Service Receiver: Exelis Inc.

GENERAL SERVICE DESCRIPTION

Service Receiver may need assistance after the Distribution Date from the Service Provider for miscellaneous services, including but not limited to consulting, advisory, knowledge transfer and other similar services in various areas including, but not limited to information technology, corporate sourcing, security, finance, tax, accounting, insurance, treasury, human resources and communications, which are not already provided for under all of the other TSAs between Vectrus and Exelis Inc.

The Service Provider hereby agrees to cause its and its affiliates employees (collectively, “Experts”) to provide a reasonable amount of services upon reasonable notice and request from the Service Receiver on a time and materials basis from the Distribution Date through September 26, 2016 (the “Minimum Term” and the “Maximum Term”).

18

Schedule B4

To utilize this TSA Schedule, employees of Service Receiver should request such services requiring less than two (2) hours of labor via an email to the Service Provider’s Service Desk to ensure both parties have a clear expectation of the estimated number of hours of assistance being requested. For requests or projects that are expected to require more than two (2) hours of assistance Service Receiver must request assistance via the statement of work template located within the TSA Operations Handbook to avoid misunderstandings.

Employees of Service Receiver should advise their TSA manager that a request for services of less than two (2) hours has been made together with a description of such services requested. All requests for service greater than two (2) hours must be directed to the Service Receiver TSA Manager to ensure a statement of work is created and agreed upon with Service Provider.

Service Provider will review request for support services from the Service Receiver to determine if resources are available to support the statement of work. Service Provider will make every effort to accommodate the requested resources identified within the statement of work. Service Provider reserves the right to alter or reject the request for support services based on the availability of resources to support the request from Service Receiver.

Service Receiver and its Subsidiaries will utilize Service Provider’s resources based on the functionality, processes, input and output screens, and documents that support the Service Provider’s business and business processes in the twelve months prior to the Distribution date.

SCOPE OF SERVICES

The scope of services will depend on the needs of the Service Recipient and the capabilities and availability of the Experts.

Upon the terms and subject to the conditions of this Services Schedule and the Agreement, Service Provider shall provide to Service Recipient the services identified below (collectively, the “Services”).

LOCATIONS

Services are initially provided from any Vectrus location.

PREREQUISITES/DEPENDENCIES

The Experts requested to provide services to Service Receiver must remain employees of Service Provider. Service Receiver acknowledges and agrees that Service Provider has discretion to terminate the Experts and the Experts

19

Schedule B4

have the ability to terminate their employment with Service Provider. In the event the Experts are no longer employed by Service Provider, Service Provider will, at the request of the Service Receiver, use commercially reasonable efforts to provide similar services. However, if Service Receiver or an affiliate employ any of the Experts, the specific service requested under this Schedule can be terminated by the Service Provider, at the Service Provider’s sole discretion on 5 business days’ notice to the Service Receiver.

•	If Service Receiver provides inaccurate information to Service Provider, it will be the responsibility of the Service Receiver to rectify any problems and bear any costs incurred to rectify the issue.

•	Service Receiver will be responsible for any costs incurred by consultants required by Service Provider to provide services requested.

•	Service Receiver must coordinate with Service Provider to ensure that either direct access to Receiver’s network is available, or access to a data collector in Receiver’s network is available for the period of this TSA.

•	Service Receiver must provide a list of appropriate contacts and points of escalation.

•	Security and access controls will be maintained as set forth in the Master Services Agreement.

•	Service Receiver will accept responsibility for any lagging charges incurred to support the separation efforts including but not limited to consulting services under contract to support the final steps of the separation activities. Charges incurred by Service Provider will be billed via a monthly invoice to Service Receiver.

TAX STATUS

Sales tax will be charged as determined by the Service Provider and the Service Receiver shall pay such tax along with the payment for the service provided.

BILLING LOCATION

Service Provider will provide Service Receiver with an invoice to its address set forth below under Notice Requirements. The bill will cover all charges for services under this Schedule from Service Provider and, to the extent reasonably feasible, will be itemized among Service Receiver’s legal entities if identified by the Service Receiver when requesting the service. The invoice will contain the number of hours each Expert worked, a short paragraph describing the services and the US dollar amount per Expert. For requests exceeding two (2) hours, a statement of work is required and will be referenced on the invoice.

The Experts shall track their time on either a time sheet or any other proper method such as the utilizing a time tracking system. Service Provider agrees that the time sheets will accompany the invoice that is sent to the Service Recipient for payment. In cases where the requested services are expected to take longer than 30 days to complete, the Service Provider will be allowed to invoice the Service Receiver once per month for all costs incurred to date.

20

Schedule B4

NOTICE REQUIREMENTS

No notice of Termination is required under this Schedule and there shall be no make-whole fee under this Schedule.

Notices and bills to the Service Provider should be sent to:

Vectrus

655 Space Center Drive

Colorado Springs, CO 80915-3604

Attention: Bill Mendelsohn

Notices and bills to the Service Receiver should be sent to:

Exelis Inc.

P.O. Box 731

MS 621

Fort Wayne, IN 46801-0731

Attention: Kathy Contino-Schlarb

PRICING

In addition to the costs specifically set forth below, Service Receivers shall also pay all business travel expenses relating to the Services in accordance with Service Providers documented travel policies and any incremental out of pocket costs incurred by the Service Provider in order to provide the requested services that are invoiced by unaffiliated 3rd parties. Service Provider agrees to provide vendor invoices as backup to the Service Receiver when invoicing the Service Receiver under the terms of this TSA.

Service	Hourly Rate*

Hourly Rate Administrative/Secretarial	$107 per hour

Hourly Rate for Non-Executive Technical	$128 per hour

Hourly Rate for Executive	$174 per hour

21

Schedule B4

Hourly Rate for Services noted as billed based on Time and Materials and the Services Not Specified but Provided by Service Provider Employees (including but not limited to modifications, consulting, exit strategy development, transition, etc.) are documented below. Such services will be provided solely at the Service Provider’s discretion. Service Provider is not obligated to provide additional services not specified in this agreement. The employee category is defined by the Service Provider. The rates documented above shall be commercially reasonable and designated by the Service Provider, closest to its current cost to provide the service. The hourly rates noted do not include the 4.5% amount for inflation each year. These rates apply to internal Service Provider employees only, and should external resources are required, the costs for those external resources will be reviewed with the Service Receiver prior to execution of the project.

For services required outside of the Service Provider normal business where normal overtime or off-hours support is required, the hourly rates for the administrative/secretarial rate will be billed at one and one-half times the identified rate. The hourly rate for the non-executive technical rate and executive rate will be billed as noted for any overtime or off-hours support required by Service Receiver.

22

SCHEDULE C

Fiscal Calendar

2014

2015

2

2016

3

SCHEDULE D

The initial TSA Managers for Exelis Inc. and Vectrus, Inc. shall be Kathy Contino and Bill Mendelsohn, respectively.

4